     [LOGO]  First Investors

     TOTAL RETURN

     GROWTH & INCOME

     BLUE CHIP

     UTILITIES INCOME

     MID-CAP OPPORTUNITY

     SPECIAL SITUATIONS

     FOCUSED EQUITY

     GLOBAL

     EQUITY FUNDS

     -------------
     ANNUAL REPORT
     -------------

                             SEPTEMBER 30, 1999

EQUITY MARKET OVERVIEW
FIRST INVESTORS TOTAL RETURN FUND
FIRST INVESTORS GROWTH & INCOME FUND
FIRST INVESTORS BLUE CHIP FUND
FIRST INVESTORS UTILITIES INCOME FUND
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
FIRST INVESTORS SPECIAL SITUATIONS FUND
FIRST INVESTORS FOCUSED EQUITY FUND
FIRST INVESTORS GLOBAL FUND, INC.

Dear Investor:

We are pleased to present the annual reports for the First Investors equity funds for the fiscal year ending September 30, 1999. Included are annual reports for the First Investors Total Return Fund, First Investors Growth & Income Fund, First Investors Blue Chip Fund, First Investors Utilities Income Fund, First Investors Mid-Cap Opportunity Fund, First Investors Special Situations Fund, First Investors Focused Equity Fund and First Investors Global Fund, Inc.

The performances of all of the equity funds were largely driven by the overall economy. The U.S. economy, now in its ninth year of expansion, continued to show surprising strength. The domestic economy grew at a rate of approximately 4% during the reporting period, as measured by the increase in Gross Domestic Product. The unemployment rate fell from 4.5% to 4.2% (a 29-year low), and 2.5 million new jobs were created. Despite rapid growth and near full employment, inflation remained benign. As measured by the Consumer Price Index, inflation increased from 1.5% to a still low 2.6%, primarily due to higher oil prices.

With the healthy economy as a backdrop, the performance of the U.S. stock market was generally solid, with the Standard & Poor's 500 Index returning over 26% during the period. However, equity returns varied significantly depending on capitalization size and sector. Mutual fund returns varied depending on management style, such as growth or value.

As the reporting period began, a number of persistent concerns converged to drive down the stock market. The worldwide financial crisis that started in Asia during the summer of 1998 spread throughout most of the world. The crisis culminated with a 10% decline in the S&P 500, Russia's default on its sovereign debt and the bail-out of Long-Term Capital Management, a giant U.S. hedge fund. In response to financial market distress, the Federal Reserve lowered the benchmark federal funds interest rate three times in an eight-week period, creating greater liquidity in the marketplace. The Federal Reserve's action--which was mirrored by central banks worldwide--stabilized financial markets by year-end. With stability restored and the U.S. economy unscathed, the equity market rebounded sharply, posting strong returns for the fourth quarter of 1998.

Early in 1999, investors grew concerned about a possible slowing economy and a deteriorating corporate profit outlook for the year. Investors gravitated toward "growth" stocks, placing their bets on promising companies that they felt had the

FIRST INVESTORS TOTAL RETURN FUND
FIRST INVESTORS GROWTH & INCOME FUND
FIRST INVESTORS BLUE CHIP FUND
FIRST INVESTORS UTILITIES INCOME FUND
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
FIRST INVESTORS SPECIAL SITUATIONS FUND
FIRST INVESTORS FOCUSED EQUITY FUND
FIRST INVESTORS GLOBAL FUND, INC.

potential to grow at a rate faster than that of the economy. The continued growth of the Internet fueled the need for greater bandwidth, and high flying Internet stocks led the equity rally. In general, the returns of stocks of large capitalization companies outpaced those of medium capitalization and small capitalization companies for the first quarter.

As the reporting period progressed, a number of economic influences triggered a pronounced shift in the equity environment. The economy grew so swiftly that the Federal Reserve became concerned about potential inflation, particularly with respect to the tight labor market. The Fed responded by raising the federal funds rate in June. This environment boosted the stock performances of old-line industries whose sales jump when the economy booms and inflation rises. The stocks of these once lagging sectors, such as metals, energy, basic materials, chemicals, paper and other classic cyclicals produced strong gains. In a stunning reversal, the stocks of small-cap companies outpaced the stocks of large- and mid-cap firms. Their gains were powered by strong earnings reports and heavy merger and acquisition activity, as promising small companies were absorbed by larger firms.

Late in the reporting period, a number of influences caused the equity market to pull back from its mid-year high. With the economy continuing its rapid expansion, Federal Reserve Chairman Alan Greenspan acted to cool growth and stave off inflation. In August, the Fed raised interest rates a second time, partially undoing the three easing moves from last autumn. Amid this economic uncertainty, large-cap "blue chips" suffered the most, while small-cap stocks outperformed larger-cap stocks for the second quarter in a row. This was largely due to improved earnings and expectations that the improvement would continue. As we entered October, the Fed held interest rates steady; however, they indicated a bias towards raising rates in the future.

Going forward, our long-term outlook for the equity market remains optimistic. We are concerned about excessive valuations and record-high share prices of some stocks. As demonstrated in the past, the stock market is inherently volatile, and significant short-term corrections are part of its nature. However, in general, we are encouraged by the healthy fundamentals of the domestic economy, sustained corporate earnings and subdued inflation.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our shareholders to follow to reduce exposure to risk.* First, we encourage shareholders to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our shareholders to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our shareholders to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

In the Portfolio Managers' letters that follow, we discuss not only performance of the funds on an absolute basis but also relative to their Lipper Inc. "peer groups." Lipper Inc. ("Lipper") is a leading provider of mutual fund performance information and analysis. During 1999, Lipper instituted a new classification system for equity mutual funds. Lipper is currently continuing to publish information based on both the old and new classifications. Because the new classifications were not in place when the fiscal year began and they continued to be refined during the year, we have decided to continue to rely on the old classifications. Thus, when we refer to Lipper peer groups in this annual report, we are using the previous classification structure.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Patricia D. Poitra
Patricia D. Poitra
Director of Equities
First Investors Management Company, Inc.

October 29, 1999

*THERE ARE A VARIETY OF RISKS ASSOCIATED WITH INVESTING IN ALL STOCK MUTUAL
 FUNDS INCLUDING MARKET RISK (THE RISK THAT THE ENTIRE STOCK MARKET WILL DECLINE BECAUSE OF AN EVENT SUCH AS A DETERIORATION IN THE ECONOMY OR A RISE IN INTEREST RATES), AS WELL AS SPECIAL RISKS ASSOCIATED WITH INVESTING IN CERTAIN TYPES OF STOCK MUTUAL FUNDS, SUCH AS SMALL-CAP FUNDS AND GLOBAL FUNDS. YOU SHOULD CONSULT YOUR PROSPECTUS FOR A PRECISE EXPLANATION OF THE RISKS ASSOCIATED WITH YOUR FUND.

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS TOTAL RETURN FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Total Return Fund for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was 11.5% for Class A shares and 10.7% for Class B shares, compared to a return of 15.5% for the Lipper flexible funds group. During the period, the Fund declared dividends from net investment income of 30.3 cents per share on Class A shares and 21.5 cents per share on Class B shares. The Fund also declared a capital gains distribution of $1.179 per share on Class A and Class B shares.

During the reporting period, the stock and bond markets provided contrasting returns. The performance of the U.S. stock market was generally solid, with the S&P 500 returning over 26% during the period. However, the U.S. bond market struggled for much of the period, and in the aggregate, provided slightly negative returns. Within the stock market, returns varied significantly depending on capitalization size and sector. Mutual fund returns varied depending on management style, such as growth or value.

With varied performance among asset classes, asset allocation was the key factor that determined the Fund's performance. At the beginning of the reporting period, the Fund maintained an asset allocation of 53% stocks, 45% bonds and 2% cash. In December 1998, apparent stability in the financial markets and the recovery in the stock market led to a decision to reallocate to 60% stocks, 38% bonds and 2% cash. In May 1999, in response to the continued favorable stock market outlook, the Fund again increased its stock holdings while lowering its bond holdings, targeting an asset allocation of 65% stocks, 33% bonds and 2% cash. The Fund maintained that allocation goal through the end of the reporting period.

Throughout the review period, the Fund's stock holdings were concentrated primarily in large capitalization stocks. Bond holdings began the period divided primarily among investment grade and high yield corporate debt and U.S. Treasury and Agency debt. As the trend toward higher rates became apparent, the Treasury and Agency holdings were shifted into mortgage-backed bonds.

Early in the reporting period, performance was hurt somewhat by an underweighting in equities, as the stock market recovered from its sell-off in the fall. Performance was also negatively impacted by U.S. Treasury and Agency holdings when interest rates rose as financial markets stabilized. The Fund's continued slight underweight allocation in stocks and substantial overweight position in bonds hindered performance, until the allocation was changed in May. In the rising interest rate environment, U.S. Treasury and Agency holdings, although reduced, continued to be a drag on performance. The strong relative performance of individual equity holdings in the Fund helped performance. During the third quarter, the underperformance of large capitalization stocks relative to other equity sectors hurt the Fund's performance. However, the gradual shift of bond holdings from Treasuries to mortgage-backed bonds enhanced returns.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Nancy W. Jones
Nancy W. Jones
Vice President
and Co-Portfolio Manager

/s/ Patricia D. Poitra
Patricia D. Poitra
Director of Equities
and Co-Portfolio Manager

/s/ Clark D. Wagner
Clark D. Wagner
Chief Investment Officer
and Co-Portfolio Manager

October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), Lehman Brothers Government/Corporate Bond Index and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF SEPTEMBER 30, 1999             TOTAL RETURN FUND             LEHMAN GOV/CORP               S&P 500
Apr-90                                               9,375                         10,000               10,000
Dec-90                                               9,543                         10,829               10,265
Dec-91                                              11,606                         12,576               13,393
Dec-92                                              11,489                         13,528               14,413
Dec-93                                              12,314                         15,024               15,863
Dec-94                                              11,879                         14,497               16,072
Dec-95                                              15,065                         17,286               22,112
Dec-96                                              16,665                         17,787               27,189
Dec-97                                              19,678                         19,523               36,261
Sep-98                                              20,615                         21,345               38,448
Sep-99                                              22,985                         20,999               49,137
                                                             Average Annual Total Return*
Class A Shares                                            N.A.V. Only  S.E.C. Standardized
One Year                                                       11.50%                4.54%
Five Years                                                     13.60%               12.13%
Since Inception (4/24/90)                                       9.96%                9.22%
Class B Shares
One Year                                                       10.72%                6.72%
Since Inception (1/12/95)                                      14.19%               13.93%

  THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS TOTAL RETURN FUND (CLASS A SHARES) BEGINNING 4/24/90 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX AND THE STANDARD & POOR'S 500 INDEX. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX COMBINES THE LEHMAN BROTHERS GOVERNMENT BOND INDEX WITH THE LEHMAN BROTHERS CORPORATE BOND INDEX. THE GOVERNMENT BOND INDEX IS MADE UP OF THE TREASURY BOND INDEX (ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY) AND THE AGENCY BOND INDEX (ALL PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES AND QUASI-FEDERAL CORPORATIONS, AND CORPORATE DEBT GUARANTEED BY THE U.S. GOVERNMENT). THE CORPORATE BOND INDEX INCLUDES ALL PUBLICLY ISSUED, FIXED-RATE, NONCONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED, S.E.C.- REGISTERED CORPORATE DEBT. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 4.30%, 11.90% AND 8.81%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 6.43% AND 13.36%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX FIGURES FROM LEHMAN BROTHERS, INC., STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
                                                                                  NET
  SHARES   SECURITY                                                  VALUE     ASSETS
-------------------------------------------------------------------------------------
           COMMON STOCKS--63.8%
           BASIC MATERIALS--1.1%
   6,500   Dow Chemical Company                               $    738,562  $      73
   9,300   Praxair, Inc.                                           427,800         42
-------------------------------------------------------------------------------------
                                                                 1,166,362        115
-------------------------------------------------------------------------------------
           CAPITAL GOODS--7.5%
  17,200   Allied Signal, Inc.                                   1,030,925        102
  18,400   Boeing Company                                          784,300         77
  11,900   Corning, Inc.                                           815,894         80
   9,800   General Dynamics Corporation                            611,887         60
  15,300   General Electric Company                              1,814,006        179
   9,900   Illinois Tool Works, Inc.                               738,169         73
   9,700   Minnesota Mining and Manufacturing Company              931,806         92
  14,800   United Technologies Corporation                         877,825         86
-------------------------------------------------------------------------------------
                                                                 7,604,812        749
-------------------------------------------------------------------------------------
           COMMUNICATION SERVICES--3.8%
  18,000   Bell Atlantic Corporation                             1,211,625        119
   9,900   GTE Corporation                                         761,062         75
  15,360   *MCI WorldCom, Inc.                                   1,104,000        109
  15,300   SBC Communications, Inc.                                781,256         77
-------------------------------------------------------------------------------------
                                                                 3,857,943        380
-------------------------------------------------------------------------------------
           CONSUMER CYCLICALS--5.4%
  14,200   *Abercrombie & Fitch Company - Class "A"                483,687         48
   5,600   *Amazon.com, Inc.                                       446,600         44
   9,500   *Best Buy Company, Inc.                                 589,594         58
  15,800   *CheckFree Holdings Corporation                         649,775         64
  21,900   Family Dollar Stores, Inc.                              462,637         46
  14,000   Gannett Company, Inc.                                   968,625         95
  15,700   Hertz Corporation - Class "A"                           690,800         68
  24,000   Wal-Mart Stores, Inc.                                 1,141,500        112
-------------------------------------------------------------------------------------
                                                                 5,433,218        535
-------------------------------------------------------------------------------------
           CONSUMER STAPLES--5.7%
  23,400   *AT&T Corp. - Liberty Media Group - Class "A"           868,725         86
  19,600   Estee Lauder Companies, Inc. - Class "A"                765,625         75
   8,600   General Mills, Inc.                                     697,675         69
  21,200   McDonald's Corporation                                  911,600         90
-------------------------------------------------------------------------------------

FIRST INVESTORS TOTAL RETURN FUND
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
                                                                                  NET
  SHARES   SECURITY                                                  VALUE     ASSETS
-------------------------------------------------------------------------------------
           CONSUMER STAPLES (continued)
  25,900   PepsiCo, Inc.                                      $    783,475  $      77
  15,800   Procter & Gamble Company                              1,481,250        146
   7,300   *Viacom, Inc. - Class "B"                               308,425         30
-------------------------------------------------------------------------------------
                                                                 5,816,775        573
-------------------------------------------------------------------------------------
           ENERGY--3.8%
   7,000   Chevron Corporation                                     621,250         61
  14,800   Exxon Corporation                                     1,123,875        111
   7,300   Mobil Corporation                                       735,475         72
  16,000   Occidental Petroleum Corporation                        370,000         36
  16,400   Royal Dutch Petroleum Company - NY Shares (ADR)         968,625         95
-------------------------------------------------------------------------------------
                                                                 3,819,225        375
-------------------------------------------------------------------------------------
           FINANCIAL--8.9%
   7,300   American Express Company                                982,763         97
  12,000   American International Group, Inc.                    1,043,250        103
  17,200   Charles Schwab Corporation                              579,425         57
   9,400   Chase Manhattan Corporation                             708,525         70
  17,200   Citigroup, Inc.                                         756,800         75
  21,600   Household International, Inc.                           866,700         85
  11,300   Kimco Realty Corporation                                403,975         40
  17,100   MBNA Corporation                                        390,094         38
  16,000   *Net.B@nk, Inc.                                         354,000         35
   4,300   Providian Financial Corporation                         340,506         34
  32,400   SLM Holding Corporation                               1,393,200        137
  24,400   St. Paul Companies, Inc.                                671,000         66
   9,000   SunTrust Banks, Inc.                                    591,750         58
-------------------------------------------------------------------------------------
                                                                 9,081,988        895
-------------------------------------------------------------------------------------
           HEALTHCARE--7.3%
  19,300   Abbott Laboratories                                     709,275         70
   7,100   Allergan, Inc.                                          781,000         77
   9,800   Bristol-Myers Squibb Company                            661,500         65
   7,700   Cardinal Health, Inc.                                   419,650         41
  17,000   Eli Lilly and Company                                 1,088,000        107
   8,100   Johnson & Johnson                                       744,188         73
  16,000   *MedQuist, Inc.                                         535,000         53
  19,400   Medtronic, Inc.                                         688,700         68
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
                                                                                  NET
  SHARES   SECURITY                                                  VALUE     ASSETS
-------------------------------------------------------------------------------------
           HEALTHCARE (continued)
  19,700   Pfizer, Inc.                                       $    707,969  $      70
  17,000   Warner-Lambert Company                                1,128,375        111
-------------------------------------------------------------------------------------
                                                                 7,463,657        735
-------------------------------------------------------------------------------------
           TECHNOLOGY--18.0%
  28,800   *Advanced Fibre Communications, Inc.                    640,800         63
  12,400   *Altera Corporation                                     537,850         53
  14,500   *Applied Materials, Inc.                              1,129,188        111
  21,000   Automatic Data Processing, Inc.                         937,125         92
  58,800   *Cadence Design Systems, Inc.                           779,100         77
  28,000   *CIENA Corporation                                    1,022,000        101
  24,250   *Cisco Systems, Inc.                                  1,662,641        164
   6,000   *Citrix Systems, Inc.                                   371,625         37
  28,400   *Compuware Corporation                                  740,175         73
  24,000   *Cypress Semiconductor Corporation                      516,000         51
   4,000   *Dell Computer Corporation                              167,250         16
   4,000   *EMC Corporation                                        285,750         28
  10,600   *Exodus Communications, Inc.                            763,863         75
  16,900   *Jabil Circuit, Inc.                                    836,550         82
  14,300   *Micron Electronics, Inc.                               150,150         15
  10,000   *Microsoft Corporation                                  905,625         89
   4,100   Motorola, Inc.                                          360,800         36
  17,600   *Oracle Corporation                                     800,800         79
  44,300   *Symantec Corporation                                 1,593,418        157
   8,800   *Tellabs, Inc.                                          501,050         49
  19,300   *Teradyne, Inc.                                         680,325         67
  16,100   Texas Instruments, Inc.                               1,324,225        130
  24,000   *USWeb Corporation                                      823,500         81
  16,400   *WebTrends Corporation                                  730,825         72
-------------------------------------------------------------------------------------
                                                                18,260,635      1,798
-------------------------------------------------------------------------------------
           TRANSPORTATION--1.0%
  26,700   CNF Transportation, Inc.                                994,575         98
-------------------------------------------------------------------------------------
           UTILITIES--1.3%
  19,800   Enron Corporation                                       816,750         80
  20,000   Potomac Electric Power Company                          508,750         50
-------------------------------------------------------------------------------------
                                                                 1,325,500        130
-------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $52,199,078)                 64,824,690      6,383
-------------------------------------------------------------------------------------

FIRST INVESTORS TOTAL RETURN FUND
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
  AMOUNT   SECURITY                                                  VALUE     ASSETS
-------------------------------------------------------------------------------------
           CORPORATE BONDS--16.3%
           APPAREL/TEXTILES--.4%
$    500M  Westpoint Stevens, Inc., 7.875%, 2008              $    450,000  $      44
-------------------------------------------------------------------------------------
           AUTOMOTIVE--.5%
     500M  Titan International, Inc., 8.75%, 2007                  486,250         48
-------------------------------------------------------------------------------------
           BUILDING MATERIALS--.8%
   1,000M  Interface, Inc., 7.30%, 2008                            853,750         84
-------------------------------------------------------------------------------------
           CHEMICALS--.7%
     650M  Huntsman Polymers Corp., 11.75%, 2004                   679,250         67
-------------------------------------------------------------------------------------
           CONTAINERS/PACKAGING--.5%
     500M  PrintPack, Inc., 9.875%, 2004                           491,250         49
-------------------------------------------------------------------------------------
           ELECTRIC & GAS UTILITIES--.4%
     375M  Niagra Mohawk Power Co., 7.625%, 2005                   378,334         37
-------------------------------------------------------------------------------------
           ENERGY EXPLORATION/PRODUCTS--1.0%
   1,000M  Gulf Canada Resources, Ltd., 8.35%, 2006                977,500         96
-------------------------------------------------------------------------------------
           ENTERTAINMENT/LEISURE--.8%
   1,000M  AMC Entertainment, Inc., 9.50%, 2009                    835,000         82
-------------------------------------------------------------------------------------
           FOOD/BEVERAGE/TOBACCO--.6%
     600M  Universal Corp., 9.25%, 2001                            618,918         61
-------------------------------------------------------------------------------------
           GAS TRANSMISSION--1.0%
   1,000M  Enron Corp., 7.125%, 2007                               976,518         96
-------------------------------------------------------------------------------------
           INSURANCE--1.0%
   1,000M  First Colony Corp., 6.625%, 2003                      1,003,540         99
-------------------------------------------------------------------------------------
           INVESTMENT/FINANCE COMPANIES--3.4%
   1,000M  Ford Motor Credit Co., 6.625%, 2003                     993,578         98
   1,000M  International Lease Finance Corp., 6.375%, 2002         998,684         98
   1,500M  Telesis Autumn Leaves Ltd. Variable Rate Demand
             Note, 5.45%, 2004**                                 1,500,000        148
-------------------------------------------------------------------------------------
                                                                 3,492,262        344
-------------------------------------------------------------------------------------
           MISCELLANEOUS--.9%
   1,000M  Allied Waste North America, Inc., 7.625%, 2006          895,000         88
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
  AMOUNT   SECURITY                                                  VALUE     ASSETS
-------------------------------------------------------------------------------------
           RETAIL-GENERAL MERCHANDISE--1.0%
$  1,000M  Federated Department Stores, Inc., 7.45%, 2017     $    967,842  $      95
-------------------------------------------------------------------------------------
           TECHNOLOGY--.9%
   1,000M  Rhythms NetCommunications, Inc., 12.75%, 2009
             (Note 6)                                              905,000         89
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--1.4%
   1,000M  MCI WorldCom, Inc., 6.40%, 2005                         977,151         96
     500M  TCI Communications, Inc., 6.375%, 2003                  494,821         49
-------------------------------------------------------------------------------------
                                                                 1,471,972        145
-------------------------------------------------------------------------------------
           TRANSPORTATION--1.0%
   1,000M  Norfolk Southern Corp., 6.95%, 2002                   1,003,855         99
-------------------------------------------------------------------------------------
TOTAL VALUE OF CORPORATE BONDS (cost $17,335,460)               16,486,241      1,623
-------------------------------------------------------------------------------------
           MORTGAGE-BACKED CERTIFICATES--17.8%
           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
            PROGRAM--14.5%
  14,948M  7.00%, 2/15/2028-10/1/2029                           14,687,776      1,447
-------------------------------------------------------------------------------------
           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
            PROGRAM--3.3%
   3,756M  5.50%, 12/20/2028-2/20/2029                           3,374,919        332
-------------------------------------------------------------------------------------
TOTAL VALUE OF MORTGAGE-BACKED CERTIFICATES
  (cost $18,545,943)                                            18,062,695      1,779
-------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--5.4%
   5,500M  Metlife Funding, Inc., 5.32%, 10/5/99
             (cost $5,496,747)                                   5,496,747        541
-------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $93,577,228)      103.3%      104,870,373     10,326
EXCESS OF LIABILITIES OVER OTHER ASSETS             (3.3)       (3,313,095)      (326)
-------------------------------------------------------------------------------------
NET ASSETS                                         100.0%     $101,557,278  $  10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing
** The interest rate on the variable rate demand note is determined and reset weekly by the issuer.
   The interest rate shown is the rate in effect at September 30, 1999.

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS GROWTH & INCOME FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Growth & Income Fund for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was 23.8% for Class A shares and 22.8% for Class B shares, compared to a return of 20.6% for the Lipper growth and income funds group. During the period, the Fund declared dividends from net investment income of 4.3 cents per share on Class A shares and .2 cents per share on Class B shares. The Fund also declared a capital gains distribution of
 .2 cents per share on Class A and Class B shares.

The primary factors driving the Fund's performance were the generally solid performance of the equity market, as well as the Fund's sector allocations. The Fund benefited from the equity markets' continued upward trend, which was supported by continued gains in productivity. This in turn led to an improving corporate earnings environment. Concerns about inflation and rising interest rates returned mid-year and effectively cooled the markets. In general, the performance of the major indexes was driven by large-cap technology issues. The economy and financial markets are still debating the possible emergence of a "new paradigm" created by massive leaps forward in computer technologies. These technologies have made possible a heightened level of productivity, which some believe may render the historically perceived trade-off between inflation and unemployment invalid. However, the debate on this topic continues.

A number of holdings in the technology sector helped the Fund's performance during the reporting period. Advanced Fiber Communications and Nortel Networks advanced due to continued spending by the telecommunications carriers to meet the burgeoning need for bandwidth and capacity. Driven by the needs of the telecommunications industry, performance of semiconductor chip makers improved, particularly the stocks of Texas Instruments and Xilinx. Also benefiting from the improvement in the semiconductor cycle were semiconductor capital equipment companies such as Applied Materials. In meeting the software demand driven by hardware upgrades, computer software and services companies, such as Microsoft and Symantec, performed well.

The Fund's holdings in the communication services sector aided the Fund's performance. The growth of wireless communications continued to propel the industry forward. MCI WorldCom's solid stock performance was driven by the company's ability to capitalize on an increase in voice and data communications traffic. Regional Bell operating companies, such as GTE Corporation and Bell Atlantic, generated solid stock price performance, benefiting from strength in the local telecommunications industry and the near term possibility of entering the long distance market.

The Fund likewise benefited from the strong performance of several holdings in the basic materials sector. Alcoa benefited from major cost restructuring and industry consolidation. Dow Chemical also benefited from a restructuring, as well as a broad product offering in the chemical and petro-chemical industry.

The Fund's holdings of stocks in the capital goods sector also enjoyed healthy performances during the reporting period. General Electric, a well-managed and diversified industrial company, benefited from the strength of the domestic economy and the more recent re-invigoration of the world economies. Honeywell, another diversified company, agreed to be acquired by Allied Signal, generating a solid return for the stock.

In the consumer staples area, AT&T Corp.-Liberty Media's focus on cable helped it become one of the year's solid performers. Viacom, a major entertainment content provider, continued to reap the rewards of the expanding cable and home entertainment market. Household product makers Procter & Gamble and Estee Lauder benefited from the continued strength in domestic spending.

The Fund's holdings in some sectors did not benefit performance. In the health care sector, the Federal Reserve's decision to raise interest rates had a major impact on some of the major pharmaceutical companies with higher price-to-earnings multiples. The stocks of companies such as Eli Lilly, Schering Plough, American Home Products, Warner Lambert, Abbott Laboratories and Pfizer all underperformed. Concerns about procedure reimbursement and possible accounting issues dramatically drove down the stock of Total Renal Care, a dialysis outsourcing company. The Fund sold its position in the stock on the news.

In the financial services sector, concerns about merger integration, potential Year 2000 computer glitches, rising interest rates, exposure to Latin America and declining revenues in the capital markets caused turmoil. In this environment, stocks in companies such as Bank One, U.S. Bancorp, Summit Bancorp, First Union and Hibernia all underperformed for the year. In the insurance industry, it was a case of "too many fishermen in the pond." Pricing pressures have continued to depress the stocks of insurance companies like Ace Ltd., St. Paul Companies and the Reliance Group Holdings. The rising interest rate environment had a detrimental effect on savings and loan institutions like Washington Mutual and Charter One Financial.

FIRST INVESTORS GROWTH & INCOME FUND

Going forward, we anticipate continued volatility in the equity markets. The Fed may once again raise short-term interest rates, resulting in a weakened dollar. The foreign economies should continue to improve, with slight improvement in the domestic trade deficit. There should be solid earnings improvement, with continued merger and acquisition activity, especially in areas of extreme overcapacity, such as financial services.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Dennis T. Fitzpatrick

Dennis T. Fitzpatrick
Vice President
and Portfolio Manager

October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Growth & Income Fund (Class A shares) and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF SEPTEMBER 30, 1999              GROWTH & INCOME FUND                 S & P 500
Oct-93                                                    9,375                         10,000
Oct-94                                                    9,723                         10,541
Oct-95                                                   11,620                         13,329
Oct-96                                                   14,155                         16,540
Oct-97                                                   17,864                         21,852
Sep-98                                                   19,443                         24,652
Sep-99                                                   24,060                         31,506
                                                                  Average Annual Total Return*
Class A Shares                                                 N.A.V. Only  S.E.C. Standardized
One Year                                                            23.75%               16.02%
Five Years                                                          20.10%               18.57%
Since Inception (10/4/93)                                           17.04%               15.78%
Class B Shares
One Year                                                            22.77%               18.77%
Since Inception (1/12/95)                                           21.13%               20.92%

  THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS GROWTH & INCOME FUND (CLASS A SHARES) BEGINNING 10/4/93 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25%. THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE
  CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 18.17% AND 15.32%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 20.38%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GROWTH & INCOME FUND
September 30, 1999

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--92.0%
            BASIC MATERIALS--2.3%
   50,000   Dow Chemical Company                               $  5,681,250     $   125
   75,000   Newmont Mining Corporation                            1,940,625          43
   60,000   Praxair, Inc.                                         2,760,000          61
---------------------------------------------------------------------------------------
                                                                 10,381,875         229
---------------------------------------------------------------------------------------
            CAPITAL GOODS--12.1%
  115,000   Allied Signal, Inc.                                   6,892,812         151
  118,200   Boeing Company                                        5,038,275         111
   81,000   Corning, Inc.                                         5,553,562         122
   63,000   General Dynamics Corporation                          3,933,562          86
   95,000   General Electric Company                             11,263,437         248
   62,000   Illinois Tool Works, Inc.                             4,622,875         102
   60,000   Minnesota Mining and Manufacturing Company            5,763,750         127
   66,000   Tyco International, Ltd.                              6,814,500         150
   91,000   United Technologies Corporation                       5,397,437         119
---------------------------------------------------------------------------------------
                                                                 55,280,210       1,216
---------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--5.4%
  120,000   Bell Atlantic Corporation                             8,077,500         178
   62,000   GTE Corporation                                       4,766,250         105
   95,000   *MCI WorldCom, Inc.                                   6,828,125         150
   95,000   SBC Communications, Inc.                              4,850,937         107
---------------------------------------------------------------------------------------
                                                                 24,522,812         540
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--7.5%
  128,900   *Abercrombie & Fitch Company - Class "A"              4,390,656          96
   34,400   *Amazon.com, Inc.                                     2,743,400          60
   60,000   *Best Buy Company, Inc.                               3,723,750          82
  101,800   *CheckFree Holdings Corporation                       4,186,525          92
  150,000   Family Dollar Stores, Inc.                            3,168,750          70
   87,000   Gannett Company, Inc.                                 6,019,312         132
   61,000   Hertz Corporation - Class "A"                         2,684,000          59
  150,000   Wal-Mart Stores, Inc.                                 7,134,375         157
---------------------------------------------------------------------------------------
                                                                 34,050,768         748
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES--8.0%
  146,000   *AT&T Corp. - Liberty Media Group - Class "A"      $  5,420,250     $   119
  122,000   Estee Lauder Companies, Inc. - Class "A"              4,765,625         105
   53,000   General Mills, Inc.                                   4,299,625          94
  132,000   McDonald's Corporation                                5,676,000         125
  161,000   PepsiCo, Inc.                                         4,870,250         107
  100,000   Procter & Gamble Company                              9,375,000         206
   45,000   *Viacom, Inc. - Class "B"                             1,901,250          42
---------------------------------------------------------------------------------------
                                                                 36,308,000         798
---------------------------------------------------------------------------------------
            ENERGY--5.4%
   45,000   Chevron Corporation                                   3,993,750          88
   92,000   Exxon Corporation                                     6,986,250         154
   45,000   Mobil Corporation                                     4,533,750         100
  100,000   Occidental Petroleum Corporation                      2,312,500          51
  115,000   Royal Dutch Petroleum Company - NY Shares (ADR)       6,792,187         149
---------------------------------------------------------------------------------------
                                                                 24,618,437         542
---------------------------------------------------------------------------------------
            FINANCIAL--12.3%
   50,000   American Express Company                              6,731,250         148
   74,750   American International Group, Inc.                    6,498,578         143
  110,000   Charles Schwab Corporation                            3,705,625          81
   58,800   Chase Manhattan Corporation                           4,432,050          97
  107,500   Citigroup, Inc.                                       4,730,000         104
  133,000   Household International, Inc.                         5,336,625         117
   70,000   Kimco Realty Corporation                              2,502,500          55
  110,000   MBNA Corporation                                      2,509,375          55
  100,000   *Net.B@nk, Inc.                                       2,212,500          49
   27,000   Providian Financial Corporation                       2,138,063          47
  200,000   SLM Holding Corporation                               8,600,000         189
  100,000   St. Paul Companies, Inc.                              2,750,000          60
   56,100   SunTrust Banks, Inc.                                  3,688,575          81
---------------------------------------------------------------------------------------
                                                                 55,835,141       1,226
---------------------------------------------------------------------------------------
            HEALTHCARE--10.5%
  120,000   Abbott Laboratories                                   4,410,000          97
   43,700   Allergan, Inc.                                        4,807,000         106
   63,000   Bristol-Myers Squibb Company                          4,252,500          93
   50,000   Cardinal Health, Inc.                                 2,725,000          60
---------------------------------------------------------------------------------------

FIRST INVESTORS GROWTH & INCOME FUND
September 30, 1999

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE (continued)
  106,000   Eli Lilly and Company                              $  6,784,000     $   149
   62,100   Johnson & Johnson                                     5,705,438         125
  100,000   *MedQuist, Inc.                                       3,343,750          73
  123,000   Medtronic, Inc.                                       4,366,500          96
  125,000   Pfizer, Inc.                                          4,492,188          99
  105,000   Warner-Lambert Company                                6,969,375         153
---------------------------------------------------------------------------------------
                                                                 47,855,751       1,051
---------------------------------------------------------------------------------------
            TECHNOLOGY--25.4%
  174,600   *Advanced Fibre Communications, Inc.                  3,884,850          85
   77,700   *Altera Corporation                                   3,370,238          74
  150,000   *American Xtal Technology, Inc.                       3,206,250          70
   90,800   *Applied Materials, Inc.                              7,071,050         155
  130,000   Automatic Data Processing, Inc.                       5,801,250         127
  367,500   *Cadence Design Systems, Inc.                         4,869,375         107
  175,000   *CIENA Corporation                                    6,387,500         140
  149,000   *Cisco Systems, Inc.                                 10,215,813         224
   37,000   *Citrix Systems, Inc.                                 2,291,688          50
  200,000   *Compuware Corporation                                5,212,500         115
  150,000   *Cypress Semiconductor Corporation                    3,225,000          71
   25,000   *Dell Computer Corporation                            1,045,313          23
   24,900   *EMC Corporation                                      1,778,794          39
   66,000   *Exodus Communications, Inc.                          4,756,125         105
  110,000   *Jabil Circuit, Inc.                                  5,445,000         120
   91,800   *Micron Electronics, Inc.                               963,900          21
   70,000   *Microsoft Corporation                                6,339,375         139
   26,200   Motorola, Inc.                                        2,305,600          51
  112,800   *Oracle Corporation                                   5,132,400         113
  273,800   *Symantec Corporation                                 9,848,257         216
   55,000   *Tellabs, Inc.                                        3,131,563          69
  121,400   *Teradyne, Inc.                                       4,279,350          94
   65,800   Texas Instruments, Inc.                               5,412,050         119
  150,000   *USWeb Corporation                                    5,146,875         113
  101,000   *WebTrends Corporation                                4,500,813          99
---------------------------------------------------------------------------------------
                                                                115,620,929       2,539
---------------------------------------------------------------------------------------
            TRANSPORTATION--1.3%
  165,000   CNF Transportation, Inc.                              6,146,250         135
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
   SHARES                                                                      INVESTED
       OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            UTILITIES--1.8%
  122,400   Enron Corporation                                  $  5,049,000     $   111
  125,000   Potomac Electric Power Company                        3,179,688          70
---------------------------------------------------------------------------------------
                                                                  8,228,688         181
---------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $323,236,859)                418,848,861       9,205
---------------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS--1.1%
            FINANCIAL--.4%
  100,000   Lincoln National Corporation, 7.75%, 8/16/01          2,093,750          46
---------------------------------------------------------------------------------------
            TECHNOLOGY--.7%
   30,000   Microsoft Corporation, 2.196%, 12/15/99               3,020,625          66
---------------------------------------------------------------------------------------
TOTAL VALUE OF CONVERTIBLE PREFERRED STOCKS
  (cost $5,008,674)                                               5,114,375         112
---------------------------------------------------------------------------------------
            CONVERTIBLE BONDS--2.0%
            CONSUMER CYCLICALS--1.5%
   $1,600M  Home Depot, Inc., 3.25%, 2001                         4,746,000         104
    2,500M  Sportsline USA, 5%, 2006                              1,875,000          41
---------------------------------------------------------------------------------------
                                                                  6,621,000         145
---------------------------------------------------------------------------------------
            HEALTHCARE--.5%
    3,000M  Healthsouth Corp., 3.25%, 2003                        2,336,250          52
---------------------------------------------------------------------------------------
TOTAL VALUE OF CONVERTIBLE BONDS (cost $7,086,250)                8,957,250         197
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--5.5%
    9,100M  Bell Atlantic Corp., 5.29%, 10/27/99                  9,065,182         199
    3,000M  BellSouth Telecommunications, Inc., 5.28%,
              10/6/99                                             2,997,795          66
    5,000M  Halliburton Co., 5.29%, 10/26/99                      4,981,613         110
    5,000M  Motorola Credit Co., 5.28%, 10/28/99                  4,980,191         109
    2,000M  Toyota Motor Credit Co., 5.28%, 10/14/99              1,996,179          44
    1,000M  Toyota Motor Credit Co., 5.28%, 10/21/99                997,063          22
---------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $25,018,023)     25,018,023         550
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $360,349,806)         100.6%   457,938,509      10,064
EXCESS OF LIABILITIES OVER OTHER ASSETS                  (.6)    (2,930,070)        (64)
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $455,008,439     $10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS BLUE CHIP FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Blue Chip Fund for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was 24.9% for Class A shares and 24.1% for Class B shares, compared to a return of 20.6% for the Lipper growth and income fund group. During the period, the Fund declared dividends from net investment income of 1 cent per share on Class A shares. The Fund also declared a capital gains distribution of 70 cents per share on Class A and Class B shares.

The primary factors driving the Fund's performance were the performance of large capitalization stocks, as well as the Fund's sector allocations. The Fund benefited from the equity markets' continued upward trend, which was supported by continued gains in productivity. This in turn led to an improving corporate earnings environment. Concerns about inflation and rising interest rates returned mid-year and effectively cooled the markets. In general, the performance of the major indexes was driven by large-cap technology issues. The economy and financial markets are still debating the possible emergence of a "new paradigm" created by massive leaps forward in computer technologies. These technologies have made possible a heightened level of productivity, which some believe may render the historically perceived trade-off between inflation and unemployment invalid. However, the debate on this topic continues.

A number of holdings in the capital goods sector helped the Fund's performance during the reporting period. One company that significantly contributed to performance was General Electric, which benefited from continuing strength in the domestic economy, as well as the recent re-invigoration of the world economies.

The Fund's holdings in the consumer cyclicals sector also helped performance. Solid advertising and classified revenue helped propel Tribune's newspaper business. Its television station ratings also fared well, due to solid demographic perspectives. The big box retailers, Home Depot, Wal-Mart and Costco, continued to generate solid returns for the Fund by providing the consumer with a solid shopping value and a good in-store experience.

In the consumer staples area, AT&T Corp.-Liberty Media's focus on cable helped it become one of the year's solid performers. Time Warner, a major cable player, was also a good performer for the Fund thanks to its improving programming content.

Holdings in the technology sector were also strong performers. In the handset and wireless communications markets, Ericsson and Lucent Technologies were two solid stocks. As the semiconductor market improved, the stocks of Intel and LSI Logic generated out-performing returns. Also benefiting from the improvement in the semiconductor cycle were semiconductor capital equipment companies, such as Applied Materials.

During the reporting period, a number of holdings did not perform as well as expected. For example, Pacific Gateway Exchange was hurt by declining prices for undersea cable communications. Additionally, the Fund was slightly underweighted in the high-flying communication services sector.

In the consumer cyclicals area, select sellers of hard goods were hurt by the rising interest rate environment, though their fundamentals remained solid. An example of this situation was the underperformance of the stock of Ford Motor Company, a leading automobile manufacturer.

In the financial services sector, concerns about merger integration, potential Year 2000 computer glitches, rising interest rates, exposure to Latin America and declining revenues in the capital markets wreaked havoc. In this environment, some of the Fund's holdings underperformed. In the insurance industry, it was a case of "too many fishermen in the pond," as pricing pressures continued to depress the stocks of companies like Hartford Insurance Group.

The Fund's holdings in the health care sector did not benefit performance. The Federal Reserve's decision to raise interest rates had a significant impact on some of the major pharmaceutical companies with higher price-to-earnings multiples. The stocks of companies such as Eli Lilly, Schering Plough, and Pfizer all underperformed. Similarly, concerns about payment and Medicare reform had a detrimental effect on the stocks of hospital companies such as Tenet Healthcare and Health Management Associates.

Going forward, we anticipate continued volatility in the equity markets. The Fed may once again raise short-term interest rates, resulting in a weakened dollar. The foreign economies should continue to improve, with slight improvement in the domestic trade deficit. There should be continued earnings improvement, with continued merger and acquisition activity, especially in areas of extreme overcapacity, such as financial services.

FIRST INVESTORS BLUE CHIP FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Dennis T. Fitzpatrick

Dennis T. Fitzpatrick
Vice President
and Portfolio Manager

October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Blue Chip Fund (Class A shares) and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF SEPTEMBER 30, 1999            BLUE CHIP FUND                S&P 500
Jan-90                                          9,375                         10,000
Dec-90                                          9,045                          9,691
Dec-91                                         11,536                         12,643
Dec-92                                         12,293                         13,606
Dec-93                                         13,248                         14,975
Dec-94                                         12,847                         15,173
Dec-95                                         17,217                         20,875
Dec-96                                         20,756                         25,667
Dec-97                                         26,163                         34,231
Sep-98                                         25,757                         36,296
Sep-99                                         32,167                         46,386
                                                        Average Annual Total Return*
Class A Shares                                       N.A.V. Only  S.E.C. Standardized
One Year                                                  24.88%               17.07%
Five Years                                                19.80%               18.26%
Ten Years                                                 13.33%               12.61%
Class B Shares
One Year                                                  24.07%               20.07%
Since Inception (1/12/95)                                 20.58%               20.37%

  THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS BLUE CHIP FUND (CLASS A SHARES) BEGINNING 1/1/90 WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 16.96%, 18.05% AND 12.23%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 19.65% AND 19.85%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS BLUE CHIP FUND
September 30, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
                                                                                   NET
   SHARES   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            COMMON STOCKS--94.2%
            BASIC MATERIALS--2.1%
   52,400   Alcoa, Inc.                                        $  3,252,075  $      60
   66,500   Ecolab, Inc.                                          2,269,312         42
  163,100   Mead Corporation                                      5,606,562        104
--------------------------------------------------------------------------------------
                                                                 11,127,949        206
--------------------------------------------------------------------------------------
            CAPITAL GOODS--9.2%
  161,100   General Electric Company                             19,100,419        353
  134,600   Ingersoll-Rand Company                                7,394,588        137
   55,700   Pitney Bowes, Inc.                                    3,394,219         63
  150,600   Tyco International, Ltd.                             15,549,450        287
   69,900   United Technologies Corporation                       4,145,944         77
--------------------------------------------------------------------------------------
                                                                 49,584,620        917
--------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--5.7%
  134,200   Bell Atlantic Corporation                             9,033,337        167
   76,900   GTE Corporation                                       5,911,687        109
  172,600   *MCI WorldCom, Inc.                                  12,405,625        229
   87,400   *Pacific Gateway Exchange, Inc.                       1,431,175         26
   69,900   *Qwest Communications International, Inc.             2,066,419         38
--------------------------------------------------------------------------------------
                                                                 30,848,243        569
--------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--11.1%
  155,700   *Abercrombie & Fitch Company - Class "A"              5,303,531         98
   75,000   *Best Buy Company, Inc.                               4,654,687         86
  122,400   *CheckFree Holdings Corporation                       5,033,700         93
  139,700   *Costco Wholesale Corporation                        10,058,400        186
   82,800   Home Depot, Inc.                                      5,682,150        105
  141,000   Masco Corporation                                     4,371,000         81
  120,000   McGraw-Hill Companies, Inc.                           5,805,000        107
  166,600   Tribune Company                                       8,288,350        153
  232,000   Wal-Mart Stores, Inc.                                11,034,500        204
--------------------------------------------------------------------------------------
                                                                 60,231,318      1,113
--------------------------------------------------------------------------------------
            CONSUMER STAPLES--12.2%
  352,800   *AT&T Corp. - Liberty Media Group - Class "A"        13,097,700        242
   71,500   Bestfoods                                             3,467,750         64
   70,000   *Clear Channel Communications, Inc.                   5,591,250        103
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
                                                                                   NET
   SHARES   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
   91,900   General Mills, Inc.                                $  7,455,387  $     138
   96,800   *Kroger Company                                       2,135,650         40
  263,700   PepsiCo, Inc.                                         7,976,925        147
   65,900   Procter & Gamble Company                              6,178,125        114
  161,100   *Safeway, Inc.                                        6,131,869        113
  149,000   Time Warner, Inc.                                     9,051,750        167
   41,428   Unilever NV - NY Shares (ADR)                         2,822,282         52
   52,600   *Viacom, Inc. - Class "B"                             2,222,350         41
--------------------------------------------------------------------------------------
                                                                 66,131,038      1,221
--------------------------------------------------------------------------------------
            ENERGY--5.1%
  176,800   Baker Hughes, Inc.                                    5,127,200         95
   33,300   Chevron Corporation                                   2,955,375         55
  132,900   Exxon Corporation                                    10,092,094        187
   13,000   Mobil Corporation                                     1,309,750         24
  139,900   Royal Dutch Petroleum Company - NY Shares (ADR)       8,262,844        153
--------------------------------------------------------------------------------------
                                                                 27,747,263        514
--------------------------------------------------------------------------------------
            FINANCIAL--10.8%
   23,500   American Express Company                              3,163,687         58
  102,875   American International Group, Inc.                    8,943,695        165
  132,800   Charles Schwab Corporation                            4,473,700         83
   71,200   Chase Manhattan Corporation                           5,366,700         99
  129,500   Citigroup, Inc.                                       5,698,000        105
   51,200   Fannie Mae                                            3,209,600         59
   83,100   Freddie Mac                                           4,321,200         80
   45,900   Jefferson-Pilot Corporation                           2,900,306         54
  175,400   MBNA Corporation                                      4,001,313         74
   48,500   Morgan Stanley Dean Witter & Company                  4,325,594         80
   33,600   Providian Financial Corporation                       2,660,700         49
  112,600   SLM Holding Corporation                               4,841,800         90
   67,200   SunTrust Banks, Inc.                                  4,418,400         82
--------------------------------------------------------------------------------------
                                                                 58,324,695      1,078
--------------------------------------------------------------------------------------
            HEALTHCARE--9.9%
   65,500   Abbott Laboratories                                   2,407,125         45
   52,500   Allergan, Inc.                                        5,775,000        107
   98,400   Bristol-Myers Squibb Company                          6,642,000        123
--------------------------------------------------------------------------------------

FIRST INVESTORS BLUE CHIP FUND
September 30, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
                                                                                   NET
   SHARES   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            HEALTHCARE (continued)
   46,300   Cardinal Health, Inc.                              $  2,523,350  $      47
   60,400   Eli Lilly and Company                                 3,865,600         71
   72,700   Johnson & Johnson                                     6,679,313        123
  149,600   Medtronic, Inc.                                       5,310,800         98
  117,700   Merck & Company, Inc.                                 7,628,431        141
  120,900   Pfizer, Inc.                                          4,344,844         80
  125,600   Warner-Lambert Company                                8,336,700        154
--------------------------------------------------------------------------------------
                                                                 53,513,163        989
--------------------------------------------------------------------------------------
            TECHNOLOGY--26.1%
  104,400   *Altera Corporation                                   4,528,350         84
  109,500   *Applied Materials, Inc.                              8,527,313        158
  442,800   *Cadence Design Systems, Inc.                         5,867,100        108
  209,600   *CIENA Corporation                                    7,650,400        141
  162,300   *Cisco Systems, Inc.                                 11,127,694        206
   44,000   *Citrix Systems, Inc.                                 2,725,250         50
   99,000   *Compuware Corporation                                2,580,188         48
  169,300   *Cypress Semiconductor Corporation                    3,639,950         67
   32,200   *EMC Corporation                                      2,300,288         43
   73,400   *Fairchild Semiconductor International, Inc. -
              Class "A"                                           1,724,900         32
   50,100   Hewlett-Packard Company                               4,609,200         85
  166,100   Intel Corporation                                    12,343,306        228
   47,000   International Business Machines Corporation           5,704,625        105
  106,100   *Jabil Circuit, Inc.                                  5,251,950         97
  153,900   *LSI Logic Corporation                                7,925,850        146
  115,300   Lucent Technologies, Inc.                             7,480,088        138
  110,600   *Micron Electronics, Inc.                             1,161,300         21
  104,400   *Microsoft Corporation                                9,454,725        175
   31,200   Motorola, Inc.                                        2,745,600         51
  136,000   *Oracle Corporation                                   6,188,000        114
   69,900   *Sun Microsystems, Inc.                               6,500,700        120
  339,700   *Symantec Corporation                                12,218,601        226
   70,000   *Tellabs, Inc.                                        3,985,625         74
  146,300   *Teradyne, Inc.                                       5,157,075         95
--------------------------------------------------------------------------------------
                                                                141,398,078      2,612
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
   SHARES                                                                      $10,000
       OR                                                                           OF
PRINCIPAL                                                                          NET
   AMOUNT   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            UTILITIES--2.0%
  260,800   Enron Corporation                                  $ 10,758,000  $     199
--------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $354,546,192)                509,664,367      9,418
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--7.9%
   $1,000M  Ameritech Corp., 5.60%, 10/1/99                       1,000,000         18
    5,997M  Archer-Daniels-Midland Co., 5.28%, 10/13/99           5,986,419        111
   10,700M  BellSouth Telecommunications, Inc., 5.28%,
              10/6/99                                            10,692,135        198
    7,300M  Halliburton Co., 5.30%, 10/26/99                      7,273,116        134
    2,200M  Heinz, H.J. Co., 5.30%, 10/12/99                      2,196,425         41
    2,500M  Laclede Gas Co., 5.30%, 10/19/99                      2,493,368         46
    3,600M  Paccar Financial Corp., 5.29%, 10/21/99               3,589,406         66
    4,500M  Toyota Motor Credit Co., 5.28%, 10/14/99              4,491,402         83
    5,000M  Washington Gas Light Co., 5.30%, 10/18/99             4,987,459         92
--------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $42,709,730)     42,709,730        789
--------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $397,255,922)      102.1%      552,374,097     10,207
EXCESS OF LIABILITIES OVER OTHER ASSETS              (2.1)      (11,215,147)      (207)
--------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $541,158,950  $  10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS UTILITIES INCOME FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Utilities Income Fund for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was 12.0% for Class A shares and 11.1% for Class B shares, compared to a return of 14.8% for the Lipper utility funds group. During the period, the Fund declared dividends from net investment income of 12.5 cents per share on Class A shares and 7.3 cents per share on Class B shares. The Fund also declared a capital gains distribution of 37.3 cents per share on Class A and Class B shares.

Over the past year, the telecommunication sector became the key driver of performance for the Utilities Income Fund. Early in fiscal 1999, the portfolio was underweighted in telecommunications and, as a result, the Fund got off to a sluggish start. We began increasing the portfolio's weighting in telecommunication stocks late in calendar year 1998 and it has since overtaken electric utilities as the largest sector of the Fund. Except for a pause late in the fiscal year, telecommunication securities have been a positive contributor to the Fund's performance.

When compared with the electric and natural gas industries, the telecommunication industry displayed superior growth and total return characteristics. Analysts expect this trend to continue as telecommunications becomes further deregulated and new business opportunities arise. Perhaps the most important of these new developments is the boom in telecommunication traffic generated by the Internet explosion. Another key development is the anticipated entry of the local telephone companies into the long distance market at some point in 2000.

Electric utilities continue to be an important part of the Fund's portfolio. The industry continued to be deregulated on a state-by-state basis over the last year. Generally, utilities have received fair treatment by state regulators with regard to stranded cost issues. An unprecedented amount of consolidation occurred as companies sought to grow geographically. Electric companies have also been active in buying natural gas utilities.

Shares of gas utilities have benefited from this consolidation, as well as from rising natural gas prices, this past summer. We expect more mergers and acquisitions in the electric and gas industries as more states pass deregulation legislation.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Matthew S. Wright

Matthew S. Wright
Portfolio Manager

October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Utilities Income Fund (Class A shares), the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF SEPTEMBER 30, 1999            UTILITIES INCOME FUND                S & P 500              S & P UTILITIES
Feb-93                                                  9,375                         10,000               10,000
Oct-93                                                 10,112                         10,955               10,774
Oct-94                                                  9,085                         11,379                8,949
Oct-95                                                 11,025                         14,388               11,618
Oct-96                                                 12,397                         17,854               12,797
Oct-97                                                 13,992                         23,588               14,066
Sep-98                                                 16,237                         26,611               18,145
Sep-99                                                 18,183                         34,009               17,923
                                                                Average Annual Total Return*
Class A Shares                                                N.A.V. Only  S.E.C. Standardized
One Year                                                           11.99%                4.96%
Five Years                                                         15.20%               13.71%
Since Inception (2/22/93)                                          10.54%                9.47%
Class B Shares
One Year                                                           11.13%                7.13%
Since Inception (1/12/95)                                          15.30%               15.05%

  THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS UTILITIES INCOME FUND (CLASS A SHARES) BEGINNING 2/22/93 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE STANDARD & POOR'S 500 INDEX AND THE STANDARD & POOR'S UTILITIES INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. THE STANDARD & POOR'S UTILITIES INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF 37 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE UTILITY SECTOR OF THE STANDARD & POOR'S 500 INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25%. THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE
  CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 13.21% AND 8.54%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 14.56%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX AND STANDARD & POOR'S UTILITIES INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS UTILITIES INCOME FUND
September 30, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
                                                                                   NET
   SHARES   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            COMMON STOCKS--88.9%
            COMMUNICATION SERVICES--38.7%
   31,600   ALLTEL Corporation                                 $  2,223,850  $     134
   45,000   *AT&T Canada, Inc. - Class "B"                        2,826,562        171
   36,450   AT&T Corporation                                      1,585,575         96
   36,500   BCE, Inc.                                             1,818,156        110
   79,800   Bell Atlantic Corporation                             5,371,537        324
   74,400   BellSouth Corporation                                 3,348,000        202
   21,300   CenturyTel, Inc.                                        865,312         52
  118,900   *Global Crossing, Ltd.                                3,150,850        190
   17,900   GTE Corporation                                       1,376,062         83
  122,600   *ICG Communications, Inc.                             1,907,962        115
  112,200   *Intermedia Communications, Inc.                      2,440,350        147
   65,100   *IXC Communications, Inc.                             2,567,381        155
   68,504   *MCI WorldCom, Inc.                                   4,923,725        297
   67,500   *McLeodUSA, Inc. - Class "A"                          2,872,969        173
   60,920   *Metromedia Fiber Network, Inc.                       1,492,540         90
   67,900   *Pacific Gateway Exchange, Inc.                       1,111,862         67
   74,500   *Primus Telecommunications Group, Inc.                1,564,500         94
  110,230   *Qwest Communications International, Inc.             3,258,674        197
   40,980   Royal PTT Nederland NV                                1,823,610        110
   87,800   SBC Communications, Inc.                              4,483,288        271
   57,400   Sprint Corporation                                    3,113,950        188
   44,200   Telephone and Data Systems, Inc.                      3,925,512        237
   53,100   US West, Inc.                                         3,030,019        183
   62,500   *Viatel, Inc.                                         1,847,656        112
   29,300   *WinStar Communications, Inc.                         1,144,531         69
--------------------------------------------------------------------------------------
                                                                 64,074,433      3,867
--------------------------------------------------------------------------------------
            FINANCIAL--1.4%
   57,500   Health Care REIT, Inc.                                1,150,000         69
   70,800   Nationwide Health Properties, Inc.                    1,177,050         71
--------------------------------------------------------------------------------------
                                                                  2,327,050        140
--------------------------------------------------------------------------------------
            UTILITIES--48.8%
   49,100   Avista Corporation                                      862,319         52
   83,600   Carolina Power & Light Company                        2,957,350        179
   64,000   Coastal Corporation                                   2,620,000        158
   10,700   Columbia Energy Group                                   592,513         36
  103,100   Conectiv, Inc.                                        2,023,338        122
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
                                                                                   NET
   SHARES   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            UTILITIES (continued)
   54,200   Consolidated Edison, Inc.                          $  2,249,300  $     136
  102,700   DQE, Inc.                                             4,018,138        243
   40,800   Duke Energy Corporation                               2,249,100        136
  105,000   Dynegy, Inc.                                          2,172,188        131
   21,800   Eastern Enterprises                                   1,012,338         61
   47,700   El Paso Energy Corporation                            1,899,056        115
  104,600   Enron Corporation                                     4,314,750        260
  107,200   Illinova Corporation                                  3,008,300        182
   62,200   MDU Resources Group, Inc.                             1,399,500         84
   89,500   MidAmerican Energy Holdings Company                   2,640,250        159
   40,800   Midcoast Energy Resources, Inc.                         805,800         49
   67,500   Montana Power Company                                 2,054,531        124
   31,800   N U I Corporation                                       787,050         48
   29,300   National Fuel Gas Company                             1,382,594         83
   66,300   New Century Energies, Inc.                            2,216,906        134
   29,900   New Jersey Resources Corporation                      1,196,000         72
  152,400   *Niagara Mohawk Holdings, Inc.                        2,352,675        142
   34,500   NICOR, Inc.                                           1,282,969         77
   44,223   NSTAR                                                 1,713,641        103
  127,400   OGE Energy Corporation                                2,834,650        171
   91,800   PacifiCorp                                            1,847,475        112
   42,600   Peoples Energy Corporation                            1,498,988         90
   65,000   Pinnacle West Capital Corporation                     2,364,375        143
   81,800   Potomac Electric Power Company                        2,080,788        126
   35,700   Providence Energy Corporation                           990,675         60
  112,800   Public Service Company of New Mexico                  2,058,600        124
   34,400   RGS Energy Group, Inc.                                  842,800         51
  108,400   SCANA Corporation                                     2,621,925        158
  117,833   Sempra Energy                                         2,452,399        148
   59,760   Sierra Pacific Resources                              1,329,660         80
   66,500   Texas Utilities Company                               2,481,281        150
   99,800   UtiliCorp United, Inc.                                2,102,038        127
   48,500   Washington Gas Light Company                          1,315,563         79
   96,400   Western Resources, Inc.                               2,060,550        124
  114,100   Williams Companies, Inc.                              4,271,619        258
--------------------------------------------------------------------------------------
                                                                 80,963,992      4,887
--------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $120,534,379)                147,365,475      8,894
--------------------------------------------------------------------------------------

FIRST INVESTORS UTILITIES INCOME FUND
September 30, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
   SHARES                                                                      $10,000
       OR                                                                           OF
PRINCIPAL                                                                          NET
   AMOUNT   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            PREFERRED STOCKS--1.1%
            COMMUNICATION SERVICES--.8%
   17,300   Telecomunicacoes Brasileiras SA (ADR)              $  1,296,419  $      78
--------------------------------------------------------------------------------------
            FINANCIAL--.3%
   10,000   Pacific Telesis Financing I, 7.56%                      234,375         14
   10,000   Pacific Telesis Financing II, 8.50%                     251,250         15
--------------------------------------------------------------------------------------
                                                                    485,625         29
--------------------------------------------------------------------------------------
TOTAL VALUE OF PREFERRED STOCKS (cost $1,884,665)                 1,782,044        107
--------------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS--1.2%
            UTILITIES
  109,200   Avista Corporation, $1.24, 11/1/2001
              (cost $2,071,459)                                   1,911,000        115
--------------------------------------------------------------------------------------
            CORPORATE BONDS--4.6%
            COMMUNICATION SERVICES--3.1%
$     500M  AT&T Corp., 7.50%, 2006                                 511,966         31
      500M  BellSouth Telecommunications, Inc., 6.375%, 2004        495,757         30
    2,000M  Intermedia Communications, Inc., 9.50%, 2009          1,810,000        109
    2,000M  McLeodUSA, Inc., 8.125%, 2009                         1,870,000        113
      500M  United Telephone Company of Florida, 6.25%, 2003        493,714         30
--------------------------------------------------------------------------------------
                                                                  5,181,437        313
--------------------------------------------------------------------------------------
            UTILITIES--1.5%
      500M  Baltimore Gas and Electric Co., 7.52%, 2000             504,450         30
      500M  Consolidated Edison, Inc., 6.625%, 2002                 502,032         30
      500M  Duke Energy Corp., 5.875%, 2003                         492,141         30
      500M  Idaho Power Co., 6.40%, 2003                            496,143         30
      500M  Union Electric Co., 6.75%, 2008                         497,363         30
--------------------------------------------------------------------------------------
                                                                  2,492,129        150
--------------------------------------------------------------------------------------
TOTAL VALUE OF CORPORATE BONDS (cost $7,826,022)                  7,673,566        463
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
PRINCIPAL                                                                          NET
   AMOUNT   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--3.6%
$   3,800M  Metlife Funding, Inc., 5.32%, 10/6/99              $  3,797,200  $     229
    2,250M  Prudential Funding Corp., 5.27%, 10/13/99             2,246,045        136
--------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $6,043,245)       6,043,245        365
--------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $138,359,770)       99.4%      164,775,330      9,944
OTHER ASSETS, LESS LIABILITIES                         .6           920,272         56
--------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $165,695,602  $  10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS MID-CAP OPPORTUNITY FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Mid-Cap Opportunity Fund for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was 44.7% for Class A shares and 43.6% for Class B shares, compared to a return of 32.9% for the Lipper mid-cap funds group.

The primary factors driving the Fund's performance were stock selection, sector allocations and the generally solid performance of medium capitalization stocks. The Fund's positive performance was aided by its holdings in a number of sectors. In particular, the technology sector contributed the most to the Fund's outperformance. Buoyed by the increase in Web traffic as well as in business-to-business and consumer e-commerce, several of the Fund's technology holdings, such as Exodus Communications, Verio and Go2Net posted strong returns. Several semiconductor equipment manufacturers also benefited, including PRI Automation and KLA Tencor. To benefit more fully from this environment, the Fund shifted its Internet focus from content providers to infrastructure developers over the course of the reporting period.

In a related sector, the Internet boom helped boost the returns of a number of holdings in the communication industry, such as Orckit Communications. The increased use of the Internet is driving demand for greater bandwidth for both commercial and residential users. This growing need is being filled by competitive local carrier exchanges, such as ICG Communications and GST Telecom.

Rising oil prices throughout the reporting period had a positive impact on the Fund's energy holdings. Apache, an independent energy company, and Newfield Exploration, whose properties are located principally in the Gulf of Mexico, performed well.

A number of the Fund's holdings did not enhance performance. The health care sector was particularly disappointing during the reporting period. This was due to a number of macro-issues, such as the effects of the Balanced Budget Act of 1997. This legislation changed the policies and procedures regarding Medicare reimbursements, and its effects were felt by hospitals, nursing homes and other health care facilities. A number of the Fund's holdings in this sector underperformed, such as Health Management Associates and HealthSouth, despite the fact that historically, these have been well-managed health care service providers.

The financial services sector also suffered through negative investor psychology. This was brought on by the rising interest rate environment, concerns about merger integration, potential Year 2000 computer glitches, exposure to Latin America and declining revenues in the capital markets. In this negative environment, some of the Fund's holdings underperformed.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Patricia D. Poitra

Patricia D. Poitra
Director of Equities
and Portfolio Manager
October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS MID-CAP OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Mid-Cap Opportunity Fund (Class A shares) and the Standard & Poor's 400 Midcap Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF SEPTEMBER 30, 1999           MID-CAP OPPORTUNITY FUND           STANDARD & POOR'S 400 MIDCAP
Aug-92                                    9,375                                 10,000
Oct-92                                    9,441                                 10,462
Oct-93                                    9,840                                 12,460
Oct-94                                    9,639                                 12,756
Oct-95                                   12,009                                 15,464
Oct-96                                   13,407                                 18,148
Oct-97                                   17,039                                 24,074
Sep-98                                   14,242                                 23,577
Sep-99                                   20,603                                 29,586
                                                                                      Average Annual Total Return*
Class A Shares                                                                 N.A.V. Only                 S.E.C. Standardized
One Year                                                                         44.67%                         35.61%
Five Years                                                                       16.87%                         15.37%
Since Inception (8/24/92)                                                        11.73%                         10.71%
Class B Shares
One Year                                                                         43.61%                         39.61%
Since Inception (1/12/95)                                                        15.99%                         15.74%

  THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS MID-CAP OPPORTUNITY FUND (CLASS A SHARES) BEGINNING 8/24/92 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 400 MIDCAP INDEX. THE STANDARD & POOR'S 400 MIDCAP INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 400 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE MID-RANGE SECTOR OF THE U.S. STOCK MARKET WHERE THE MEDIAN MARKET CAPITALIZATION IS APPROXIMATELY $700 MILLION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25%. THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE
  CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 35.38%, 14.60% AND 10.01%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 39.27% AND 18.96%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 400 MIDCAP INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
                                                                                  NET
   SHARES   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            COMMON STOCKS--88.3%
            CAPITAL GOODS--6.9%
   12,600   *CommScope, Inc.                                   $   409,500  $      72
   21,100   *Flextronics International, Ltd.                     1,227,756        215
   37,700   Reynolds and Reynolds Company - Class "A"              768,137        135
    8,600   *Sanmina Corporation                                   665,425        117
   25,100   Symbol Technologies, Inc.                              843,987        148
-------------------------------------------------------------------------------------
                                                                 3,914,805        687
-------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--5.5%
   15,000   *Commonwealth Telephone Enterprises, Inc.              660,000        116
   40,000   *ICG Communications, Inc.                              622,500        109
    9,400   *MCI WorldCom, Inc.                                    675,625        118
   10,600   *VoiceStream Wireless Corporation                      654,219        115
   12,200   *Western Wireless Corporation - Class "A"              547,094         96
-------------------------------------------------------------------------------------
                                                                 3,159,438        554
-------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--9.6%
   12,500   *Best Buy Company, Inc.                                775,781        136
    9,300   *CheckFree Holdings Corporation                        382,462         67
    8,000   *Costco Wholesale Corporation                          576,000        101
   95,300   *Finish Line, Inc. - Class "A"                         833,875        146
   58,500   Fred's, Inc. - Class "A"                               720,281        126
   15,700   *Insight Enterprises, Inc.                             510,250         89
   34,500   *Park Place Entertainment Corporation                  431,250         76
   17,400   *Payless ShoeSource, Inc.                              878,700        154
   17,500   *Royal Group Technologies, Ltd.                        375,156         66
-------------------------------------------------------------------------------------
                                                                 5,483,755        961
-------------------------------------------------------------------------------------
            CONSUMER STAPLES--12.6%
   24,900   *AT&T Corp. - Liberty Media Group - Class "A"          924,412        162
   12,900   *Beringer Wine Estates Holdings, Inc. - Class "B"      529,706         93
   35,000   *Cinar Corporation - Class "B"                       1,058,750        186
   18,000   Comcast Corporation - Spec. Class "A"                  717,750        126
   29,300   Earthgrains Company                                    648,262        114
  103,400   *Packaged Ice, Inc.                                    348,975         61
   15,500   *ShopKo Stores, Inc.                                   449,500         79
   26,100   *Suiza Foods Corporation                               978,750        172
-------------------------------------------------------------------------------------

FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
                                                                                  NET
   SHARES   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
   10,000   Time Warner, Inc.                                  $   607,500  $     106
   28,400   *Whole Foods Market, Inc.                              929,214        163
-------------------------------------------------------------------------------------
                                                                 7,192,819      1,262
-------------------------------------------------------------------------------------
            ENERGY--3.1%
   22,400   Apache Corporation                                     967,400        170
   21,100   *Cooper Cameron Corporation                            796,525        140
-------------------------------------------------------------------------------------
                                                                 1,763,925        310
-------------------------------------------------------------------------------------
            FINANCIAL--7.1%
   10,700   Capital One Financial Corporation                      417,300         73
   25,200   Charter One Financial, Inc.                            582,750        102
   41,800   *Golden State Bancorp, Inc.                            749,787        131
   22,700   Protective Life Corporation                            658,300        115
   12,600   SLM Holding Corporation                                541,800         95
    6,600   Wachovia Corporation                                   518,925         91
   20,000   Westamerica Bancorporation                             605,000        106
-------------------------------------------------------------------------------------
                                                                 4,073,862        713
-------------------------------------------------------------------------------------
            HEALTHCARE--8.0%
   16,700   *Albany Molecular Research, Inc.                       419,588         74
   51,900   *Health Management Associates, Inc. - Class "A"        382,763         67
   38,750   Jones Pharma, Inc.                                   1,277,541        224
   13,600   *Manor Care, Inc.                                      233,750         41
   15,600   Teva Pharmaceutical Industries, Ltd. (ADR)             784,875        138
   19,000   *Trigon Healthcare, Inc. - Class "A"                   548,625         96
  102,000   *US Oncology, Inc.                                     924,375        162
-------------------------------------------------------------------------------------
                                                                 4,571,517        802
-------------------------------------------------------------------------------------
            TECHNOLOGY--31.8%
   15,900   *Advanced Energy Industries, Inc.                      490,913         86
   57,500   *American Xtal Technology, Inc.                      1,229,063        216
   21,700   *Asyst Technologies, Inc.                              716,100        126
   26,000   *Cadence Design Systems, Inc.                          344,500         60
    8,900   *CDW Computer Centers, Inc.                            434,988         76
   14,000   *Cisco Systems, Inc.                                   959,875        168
   10,000   *Comverse Technology, Inc.                             943,125        165
   23,700   *Cypress Semiconductor Corporation                     509,550         89
   19,000   *EarthWeb, Inc.                                        750,500        132
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
                                                                                  NET
   SHARES   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
    9,800   *Exodus Communications, Inc.                       $   706,213  $     124
   26,200   *Galileo Technology, Ltd.                              655,000        115
    8,000   *Go2Net, Inc.                                          518,000         91
    2,600   *Inktomi Corporation                                   312,081         55
   17,100   *InterVu, Inc.                                         634,838        111
   15,500   *Jabil Circuit, Inc.                                   767,250        135
   10,000   *KLA - Tencor Corporation                              650,000        114
   25,000   *Orckit Communications, Ltd.                           884,375        155
   33,700   *Preview Travel, Inc.                                  547,625         96
   22,700   *PRI Automation, Inc.                                  820,038        144
    5,200   *SDL, Inc.                                             396,825         70
   38,100   *Symantec Corporation                                1,370,411        240
   62,500   *Take-Two Interactive Software, Inc.                   691,406        121
   28,700   *USWeb Corporation                                     984,769        173
   75,600   *ViewCast.com, Inc.                                    491,400         86
   16,200   *WebTrends Corporation                                 721,913        127
   22,000   *Zoran Corporation                                     596,750        105
-------------------------------------------------------------------------------------
                                                                18,127,508      3,180
-------------------------------------------------------------------------------------
            UTILITIES--3.7%
   17,800   Devon Energy Corporation                               737,588        129
   14,396   NSTAR                                                  557,845         98
   30,900   Potomac Electric Power Company                         786,019        138
-------------------------------------------------------------------------------------
                                                                 2,081,452        365
-------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $41,070,589)                 50,369,081      8,834
-------------------------------------------------------------------------------------

FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
PRINCIPAL                                                                         NET
   AMOUNT   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--11.9%
$   2,000M  Du Pont (E.I.) de Nemours & Co., 5.30%, 10/25/99   $ 1,992,932  $     349
    1,300M  Ford Motor Credit Co., 5.28%, 10/5/99                1,299,236        228
    2,500M  Ford Motor Credit Co., 5.29%, 10/27/99               2,490,456        437
    1,000M  Paccar Financial Corp., 5.29%, 10/6/99                 999,264        175
-------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $6,781,888)      6,781,888      1,189
-------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $47,852,477)       100.2%      57,150,969     10,023
EXCESS OF LIABILITIES OVER OTHER ASSETS               (.2)        (132,017)       (23)
-------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $57,018,952  $  10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS SPECIAL SITUATIONS FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Special Situations Fund for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was 31.2% for Class A shares and 30.5% for Class B shares, compared to a return of 26.9% for the Lipper small-cap funds group.

The primary factor that drove the Fund's performance during the period was the re-invigoration of small-cap stocks. Small-cap stocks struggled at the beginning of the fiscal year, however, they outperformed large-caps the last two quarters in a row, due to improving earnings and expectations that the improvement would continue.

The Fund's return was bolstered by sector allocations and stock selection. The Fund benefited from its holdings in the telecommunication sector. Competitive local exchange carriers and telecommunication equipment providers benefited from increasing Internet usage, which is driving the demand for greater bandwidth for both commercial and residential users. Allegiance Telecomm, Inc. and U.S. LEC Corporation are competitive local exchange carriers. Orckit Communications Ltd. is a telecommunication company whose equipment helps make high speed Internet access possible. Exodus Communications, Inc. is a provider of Internet systems and network management solutions. Comverse Technology, Inc. makes and markets telecommunication systems and software.

Two electronic contract manufacturing companies, DII Group, Inc. and Flextronics International, were aided by the trend to outsource manufacturing by original equipment manufacturers.

Other contributors to the small-cap turnaround were RF Micro Devices, Inc. and Alpha Industries, Inc. These two communication semiconductor companies benefited from continued strong growth in wireless communications, particularly cellular phones.

Among the Fund's underperformers were IMRglobal Corporation and Condor Technology Services, two information technology consulting firms that were negatively affected by Year 2000 information technology spending.

In the health care sector, Pediatrics Medical Group, a neonatology physician practice management company, suffered from the negative impact of an investigation into the company's billing practices. U.S. Oncology, Inc., an oncology physician practice management company, felt the negative effects of rising drug costs.

FIRST INVESTORS SPECIAL SITUATIONS FUND

In the telecommunication area, Saville Systems PLC, a telecommunication billing solution provider, suffered from a failure to deliver a new product to its customers on time, as well as from customer consolidation issues.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ David A. Hanover
David A. Hanover
Co-Portfolio Manager

/s/ Patricia D. Poitra
Patricia D. Poitra
Director of Equities
and Co-Portfolio Manager

October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Russell 2000 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF SEPTEMBER 30, 1999             SPECIAL SITUATIONS FUND             RUSSELL 2000
Sep-90                                        9,375                         10,000
Dec-90                                        9,741                          9,657
Dec-91                                       14,657                         13,874
Dec-92                                       17,186                         16,144
Dec-93                                       20,714                         18,889
Dec-94                                       19,955                         18,288
Dec-95                                       24,730                         23,080
Dec-96                                       27,588                         26,900
Dec-97                                       32,042                         32,822
Sep-98                                       25,758                         27,603
Sep-99                                       33,805                         32,889
                                                                                 Average Annual Total Return*
Class A Shares                                                            N.A.V. Only              S.E.C. Standardized
One Year                                                                     31.24%                      23.03%
Five Years                                                                   10.46%                       9.05%
Since Inception (9/18/90)                                                    15.25%                      14.43%
Class B Shares
One Year                                                                     30.45%                      26.45%
Since Inception (1/12/95)                                                    11.14%                      10.85%

  THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS SPECIAL SITUATIONS FUND (CLASS A SHARES) BEGINNING 9/18/90 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE RUSSELL 2000 INDEX. THE RUSSELL 2000 INDEX CONSISTS OF THE SMALLEST 2,000 COMPANIES IN THE RUSSELL 3000 INDEX (WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET). THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED AS THE PREMIER OF SMALL CAPITALIZATION STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN THE SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 22.78%, 8.81% AND 13.98%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 26.16% AND 10.48%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. RUSSELL 2000 INDEX FIGURES FROM FRANK RUSSELL AND COMPANY AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
September 30, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
                                                                                   NET
   SHARES   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            COMMON STOCKS--93.0%
            BASIC MATERIALS--2.0%
  159,400   *ChirRex, Inc.                                     $  4,114,512  $     200
--------------------------------------------------------------------------------------
            CAPITAL GOODS--3.3%
   84,700   *CommScope, Inc.                                      2,752,750        134
   70,200   *Flextronics International, Ltd.                      4,084,762        199
--------------------------------------------------------------------------------------
                                                                  6,837,512        333
--------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--8.1%
   56,700   *Allegiance Telecom, Inc.                             2,983,837        145
   35,000   Applied Power, Inc. - Class "A"                       1,063,125         52
   56,500   *Commonwealth Telephone Enterprises, Inc.             2,486,000        121
  187,500   *ICG Communications, Inc.                             2,917,969        142
   74,700   *ITC/DeltaCom, Inc.                                   2,054,250        100
  117,000   *US LEC Corporation - Class "A"                       2,881,125        140
   43,200   *WinStar Communications, Inc.                         1,687,500         82
   27,600   *WorldGate Communications, Inc.                         631,350         31
--------------------------------------------------------------------------------------
                                                                 16,705,156        813
--------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--7.4%
   67,200   *Fossil, Inc.                                         1,818,600         88
  157,400   Fred's, Inc. - Class "A"                              1,937,987         94
  139,400   *Hibbett Sporting Goods, Inc.                         2,282,675        111
   70,300   *NCO Group, Inc.                                      3,304,100        161
   49,600   *Travis Boats & Motors, Inc.                            477,400         23
  107,700   *Tuesday Morning Corporation                          2,719,425        132
  236,100   Wolverine World Wide, Inc.                            2,685,637        131
--------------------------------------------------------------------------------------
                                                                 15,225,824        740
--------------------------------------------------------------------------------------
            CONSUMER STAPLES--16.3%
   48,100   *Ames Department Stores, Inc.                         1,533,187         75
   77,000   *AT&T Corp. - Liberty Media Group - Class "A"         2,858,625        139
   58,800   *Beringer Wine Estates Holdings, Inc. - Class "B"     2,414,475        117
  204,200   *Cinar Corporation - Class "B"                        6,177,050        300
   83,600   *Citadel Communications Corporation                   2,852,850        139
  128,900   Earthgrains Company                                   2,851,912        139
  299,200   *Four Media Company                                   1,570,800         76
   63,300   *Jones Intercable, Inc. - Class "A"                   3,422,156        166
  117,800   *Suiza Foods Corporation                              4,417,500        215
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                               $10,000
                                                                                    OF
                                                                                   NET
   SHARES   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
   36,600   *THQ, Inc.                                         $  1,578,375  $      77
  116,100   *Whole Foods Market, Inc.                             3,798,653        185
--------------------------------------------------------------------------------------
                                                                 33,475,583      1,628
--------------------------------------------------------------------------------------
            ENERGY--1.9%
  120,300   *Newfield Exploration Company                         3,962,381        193
--------------------------------------------------------------------------------------
            FINANCIAL--4.0%
  101,100   Chittenden Corporation                                2,881,350        140
  166,800   HCC Insurance Holdings, Inc.                          2,804,325        136
   79,000   Westamerica Bancorporation                            2,389,750        116
--------------------------------------------------------------------------------------
                                                                  8,075,425        392
--------------------------------------------------------------------------------------
            HEALTHCARE--20.2%
   80,900   *Dura Pharmaceuticals, Inc.                           1,127,544         55
  144,400   Hooper Holmes, Inc.                                   3,700,250        180
  152,100   *Impath, Inc.                                         4,429,912        215
  203,400   Jones Pharma, Inc.                                    6,705,854        326
  305,700   *Kensey Nash Corporation                              4,776,562        232
   78,000   *Medicis Pharmaceutical Corporation                   2,223,000        108
   98,300   *Molecular Devices Corporation                        2,703,250        132
  255,800   *Province Healthcare Company                          2,941,700        143
  209,900   *Sangstat Medical Corporation                         4,486,613        218
   43,100   Teva Pharmaceutical Industries, Ltd. (ADR)            2,168,469        105
   87,800   *Trigon Healthcare, Inc. - Class "A"                  2,535,225        123
  413,242   *US Oncology, Inc.                                    3,745,006        182
--------------------------------------------------------------------------------------
                                                                 41,543,385      2,019
--------------------------------------------------------------------------------------
            TECHNOLOGY--29.8%
   51,800   *Alpha Industries, Inc.                               2,921,846        142
  110,400   *Amdocs, Ltd.                                         2,318,400        113
   36,800   *Comverse Technology, Inc.                            3,470,700        169
   55,400   *Cree Research, Inc.                                  1,880,138         91
  103,600   *DII Group, Inc.                                      3,645,425        177
    8,900   *EarthWeb, Inc.                                         351,550         17
   63,900   *Etec Systems, Inc.                                   2,404,238        117
   35,400   *Exodus Communications, Inc.                          2,551,013        124
   83,000   *Galileo Technology, Ltd.                             2,075,000        101
   20,600   *Go2Net, Inc.                                         1,333,850         65
--------------------------------------------------------------------------------------

FIRST INVESTORS SPECIAL SITUATIONS FUND
September 30, 1999

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
   SHARES                                                                      $10,000
       OR                                                                           OF
PRINCIPAL                                                                          NET
   AMOUNT   SECURITY                                                  VALUE     ASSETS
--------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
   11,100   *Inktomi Corporation                               $  1,332,347  $      65
   62,000   *InterVu, Inc.                                        2,301,750        112
    9,500   JDS Uniphase Corporation                              1,081,219         53
   37,400   *KLA - Tencor Corporation                             2,431,000        118
  148,300   *N I C E Systems, Ltd. (ADR)                          3,818,725        186
  180,300   *Orckit Communications, Ltd.                          6,378,113        310
   68,300   *PRI Automation, Inc.                                 2,467,338        120
   59,600   *RF Micro Devices, Inc.                               2,726,700        133
  347,000   *Saga Systems, Inc.                                   5,009,813        244
   22,700   *Sanchez Computer Associates, Inc.                      797,338         39
  108,300   *Symantec Corporation                                 3,895,421        189
   55,900   *Synopsys, Inc.                                       3,139,137        153
  176,500   *ViewCast.com, Inc.                                   1,147,250         56
   39,600   *WebTrends Corporation                                1,764,675         86
--------------------------------------------------------------------------------------
                                                                 61,242,986      2,980
--------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $151,268,603)                191,182,764      9,298
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--7.4%
$   2,000M  Ford Motor Credit Co., 5.28%, 10/5/99                 1,998,824         97
    3,200M  Ford Motor Credit Co., 5.29%, 10/12/99                3,194,812        155
    2,000M  Halliburton Co., 5.29%, 10/26/99                      1,992,645         97
    2,300M  Halliburton Co., 5.30%, 10/26/99                      2,291,530        111
    1,000M  Heinz, H.J. Co., 5.30%, 10/12/99                        998,375         49
    1,000M  Hewlett Packard Co., 5.27%, 10/12/99                    998,384         49
    1,300M  Paccar Financial Corp., 5.29%, 10/13/99               1,297,702         63
    1,200M  Prudential Funding Corp., 5.30%, 11/13/99             1,194,169         58
    1,200M  Washington Gas Light Co., 5.30%, 10/21/99             1,196,461         58
--------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $15,162,902)     15,162,902        737
--------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $166,431,505)      100.4%      206,345,666     10,035
EXCESS OF LIABILITIES OVER OTHER ASSETS               (.4)         (716,846)       (35)
--------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $205,628,820  $  10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS FOCUSED EQUITY FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Focused Equity Fund. The Focused Equity Fund was launched on March 22, 1999 and ended its fiscal year on September 30, 1999. During the period, the Fund's return on a net asset value basis was 8.8% for Class A shares and 8.4% for Class B shares, compared to a return of 1.5% for the Lipper growth peer group.

The Fund's performance was driven by the overall market as well as its stock selections. The Fund benefited from large gains in Tyco International Ltd., Nielsen Media Research and AT&T Corp./Liberty Media Group. The performance was hindered by losses in MCI WorldCom, Time Warner, Inc., L-3 Communications, and Coca-Cola Enterprises.

The portfolio's largest investment, Tyco International Ltd., also proved to be the greatest contributor to the Fund's performance during this fiscal period with an appreciation of nearly 37%. The company continued to make acquisitions that complemented its core businesses and added to earnings. Tyco closed its acquisition of Raychem and Central Sprinkler Corp. and announced the acquisitions of General Surgical Innovations, AFC Cable Systems and Siemens Electromechanical Components. The combination of Siemens' strength in the telecommunications industry and Tyco's strength in the automotive industry provides powerful opportunities to enhance the combined market shares.

Shares of Nielsen Media Research increased over 70% for the period after the company agreed to be purchased by VNU, a Dutch publisher. The market originally did not appreciate the value of its monopoly franchise in television audience measurement. The development of an Internet measurement business attracted investor interest and the value of the business was finally realized with the sale of the company in August.

MCI WorldCom traded down on concerns about a dilutive acquisition and an increase in competition in the consumer long distance market. We believe that the subsequent acquisition of Sprint Group may be expensive but it is probably in the best long-term interests of shareholders. We pared back the size of our investment because of the increased risk with regard to the approval process. However, we remain confident in the company's management and its strategy of being the lowest cost telecommunications service provider.

As for Time Warner, Inc., several analysts lowered numbers in the company's music division attributing the weakness to two factors: a decrease in international music revenues (particularly Latin America) and lessened revenue from its top-

FIRST INVESTORS FOCUSED EQUITY FUND

selling CDs, due to revenue sharing with movie producers on motion picture soundtracks.

The stock market declined late in the reporting period on concerns of increased inflation from a stronger worldwide economy and increasing wage inflation from a dearth of available labor. To the extent that competition remains fierce and productivity continues to increase, we see these threats as marginal going forward. Also, it seems that the strength in the economy is coming from areas where technology and new products are driving demand and prices are deflating. On the other hand, in the more traditional economy led by retail and automobiles, economic strength is being driven by a confident consumer looking for price discounts and incentives. The recovery in Asia and Europe is providing strength to the manufacturing side of the economy. There are no indications of bottlenecks developing or any real pricing power that would signal inflation problems.

While October began badly, as markets continued to head downward and Tyco, our largest position, declined substantially in value on criticism of the company's accounting practices, we are generally pleased with the composition of our portfolio. Currently, we note that there is a valuation disparity between the companies with the largest capitalization and the vast number of others in which one can invest. While not ignoring this, we also see evidence of potential value investment opportunities in smaller capitalization companies.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Colin G. Morris

Colin G. Morris
Portfolio Manager

October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS FOCUSED EQUITY FUND

Comparison of change in value of $10,000 investment in the First Investors Focused Equity Fund (Class A shares), Lipper Growth Index and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF SEPTEMBER 30, 1999             FOCUSED EQUITY FUND          LIPPER GROWTH             S&P 500
Mar-99                                     9,375                      10,000                 10,000
Sep-99                                    10,197                      10,151                  9,956
                                                                               Total Return*
Class A Shares                                                      N.A.V. Only         S.E.C. Standardized
Since Inception (3/22/99)                                               8.80%                  1.97%
Class B Shares
Since Inception (3/22/99)                                               8.40%                  4.40%

  THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS FOCUSED EQUITY FUND (CLASS A SHARES) BEGINNING 3/22/99 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE LIPPER GROWTH INDEX AND THE STANDARD & POOR'S 500 INDEX. THE LIPPER GROWTH INDEX IS A NET VALUE WEIGHTED INDEX OF THE 30 LARGEST COMPANY GROWTH FUNDS. IT IS CALCULATED WITH ADJUSTMENTS FOR INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AS OF EX-DIVIDEND DATES. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25%. THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 1.82%. THE CLASS B "S.E.C. STANDARDIZED" TOTAL RETURN SINCE INCEPTION WOULD HAVE BEEN 4.25%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LIPPER GROWTH INDEX FIGURES FROM LIPPER ANALYTICAL SERVICES, INC., STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FOCUSED EQUITY FUND
September 30, 1999

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                              $10,000
                                                                                   OF
                                                                                  NET
   SHARES   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            COMMON STOCKS--94.3%
            CAPITAL GOODS--13.1%
   10,000   General Dynamics Corporation                       $   624,375  $      85
   87,000   Tyco International, Ltd.                             8,982,750      1,225
-------------------------------------------------------------------------------------
                                                                 9,607,125      1,310
-------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--18.6%
   13,700   Bell Atlantic Corporation                              922,181        126
   59,300   *L-3 Communications Holdings, Inc.                   2,238,575        305
  100,500   *MCI WorldCom, Inc.                                  7,223,437        985
   17,200   *Nextel Communications, Inc. - Class "A"             1,166,375        159
   37,200   US West, Inc.                                        2,122,725        290
-------------------------------------------------------------------------------------
                                                                13,673,293      1,865
-------------------------------------------------------------------------------------
            CONSUMER STAPLES--32.9%
  237,300   *AT&T Corp. - Liberty Media Group - Class "A"        8,809,761      1,202
   44,000   *CBS Corporation                                     2,035,000        278
   19,400   *Clear Channel Communications, Inc.                  1,549,575        211
  105,100   Coca Cola Enterprises, Inc.                          2,371,319        323
   57,300   Comcast Corporation - Spec. Class "A"                2,284,838        312
   48,800   *Infinity Broadcasting Corporation - Class "A"       1,430,450        195
   45,700   *MediaOne Group, Inc.                                3,121,881        426
   30,800   Pepsi Bottling Group, Inc.                             525,525         72
   33,400   Time Warner, Inc.                                    2,029,050        277
-------------------------------------------------------------------------------------
                                                                24,157,399      3,296
-------------------------------------------------------------------------------------
            FINANCIAL--12.0%
   15,700   American Express Company                             2,113,613        288
   27,950   American International Group, Inc.                   2,429,903        331
   51,900   Citigroup, Inc.                                      2,283,600        312
    4,300   M&T Bank Corporation                                 1,973,700        269
-------------------------------------------------------------------------------------
                                                                 8,800,816      1,200
-------------------------------------------------------------------------------------
            HEALTHCARE--5.1%
   42,200   Baxter International, Inc.                           2,542,550        347
   41,400   Becton, Dickinson and Company                        1,161,788        158
-------------------------------------------------------------------------------------
                                                                 3,704,338        505
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
   SHARES                                                                     $10,000
       OR                                                                          OF
PRINCIPAL                                                                         NET
   AMOUNT   SECURITY                                                 VALUE     ASSETS
-------------------------------------------------------------------------------------
            TECHNOLOGY--12.6%
    9,000   *America Online, Inc.                              $   936,000  $     128
   20,000   Computer Associates International, Inc.              1,225,000        167
    9,800   Honeywell, Inc.                                      1,090,863        149
    9,000   International Business Machines Corporation          1,092,375        149
   26,900   *Microsoft Corporation                               2,436,131        332
   12,300   *Sun Microsystems, Inc.                              1,143,900        156
    7,200   *Yahoo!, Inc.                                        1,293,300        176
-------------------------------------------------------------------------------------
                                                                 9,217,569      1,257
-------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $66,681,035)                 69,160,540      9,433
-------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--5.5%
$     350M  American Express Credit Corp., 5.20%, 10/1/99          350,000         48
    3,300M  Associates Corporation of North America, 5.25%,
              10/1/99                                            3,300,000        450
      350M  Household Financial Corp., 5.15%, 10/1/99              350,000         48
-------------------------------------------------------------------------------------
TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost $4,000,000)      4,000,000        546
-------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $70,681,035)        99.8%      73,160,540      9,979
OTHER ASSETS, LESS LIABILITIES                         .2          152,948         21
-------------------------------------------------------------------------------------
NET ASSETS                                          100.0%     $73,313,488  $  10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS GLOBAL FUND, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Global Fund for the fiscal year ending September 30, 1999. The First Investors Global Fund returned on a net asset value basis 29.6% on Class A shares and 28.8% on Class B shares, compared to a return of 30.5% for the Lipper Global Average. The Morgan Stanley (MSCI) All Country World Free Index returned 30.9% while the MSCI World Index (which is composed of only developed markets) returned 29.9%. During the period, the Fund declared dividends from net investment income of .3 cents per share on Class A shares. The Fund also declared a capital gains distribution of 7.8 cents per share on Class A and Class B shares.

These strong returns were fueled by investors' acceptance of better economic conditions globally. The Fund's performance was aided by its country allocations. As of September 30, 1999, the Fund had 45.2% of its assets invested in these three countries--U.S., Canada and Japan--aiding its returns. In particular, the Japanese market outpaced other international equity markets during the fiscal year ending September 30, 1999, buoyed by rising consumer confidence and improving economic growth. According to the MSCI, Japan was up 77.7% in U.S. dollar terms for the fiscal year. The yen's rise during this period contributed significantly to the Japanese market's strong performance but was not the sole cause, as the Japanese stock market was up 39% in local currency terms. The North American markets were also up strongly, with the U.S. up 26.1% as measured by the S&P 500, and Canada up 40.2% according to the MSCI during the fiscal year.

Europe is a second major focus for the Fund, with 43.6% of assets committed to the region. Returns in Europe were more mixed over the fiscal year. Finland was up 89.8%, largely on the strength of Nokia, while other countries had more normal returns. Within Europe--an overweighting in France (+30.4%) paid off, while the U.K. (+16.7%) and Germany (+6.7%) lagged behind.

Going forward, we continue to manage the Fund with an emphasis on three investment themes: (1) positioning the Fund to take advantage of faster global economic growth; (2) focusing on the more industrialized economies of core continental Europe rather than on the U.K. and peripheral Europe; and
(3) increasing exposure to Japan. Underlying each of these themes is our expectation that economic growth will increase in the coming quarters and that these increases are not fully reflected in current market expectations and stock prices. From a regional perspective we are less inclined at this time to invest in the U.S. than we were twelve months ago, and we are more optimistic about the outlook for Japan and Europe. Going forward, we will look for opportunities to further increase our weighting in Japan as our confidence in the current recovery increases. In addition, there is a relatively high correlation between the U.S. and European markets, and given the Fund's high weightings in these areas, we are more inclined to add to Japan. In emerging markets, we will seek selective opportunities to add to the Fund's existing 3.5% position, as the current liquidity-driven market shifts to a profits-driven market over the coming quarters.

In the U.S., we are concerned about the narrow focus of the stock market. The technology sector, which represents about 25% of the S&P 500, seems to be the only group with a positive outlook, but valuations there seemed stretched. Gradually over the last three months, almost every sector of the S&P 500 has suffered some erosion and technology appears to be the last bastion of strength. While we like the outlook for technology longer term, current conditions would seem to dictate a cautious approach to the group. We continue to believe that economic conditions are favorable in the U.S. overall. However, we expect that as the Fed gradually raises interest rates it will restrain the U.S. stock market's upside, as is typically the case. While values appear to be emerging in many sectors, such as health care and finance, it may take some time for the overall market to escape from the worries that have developed over the last few months.

In Japan, the economy and financial markets are dramatically improved from a year ago. We now expect Japanese gross domestic product to grow by 2.2% in 2000, a substantial upward revision, as private consumption and private investment are set to increase after a period of decline. The Japanese government's increase in spending helped ignite the current recovery, however it created large fiscal deficits, which we expect to be maintained for some time. On the corporate side, restructuring efforts are spreading and finally appear to be resulting in real change. These typically include some aspects of merit-based pay and advancement, streamlining and realigning business priorities, meaningful reorganization and headcount reduction, plans to resolve cross shareholdings and pension underfundings, the inclusion of outside directors, and foreign alliances. Although the net effect of these corporate activities may be somewhat of a drag on economic growth in the short term, they are critical to ensure the longer-term health of the economy. In the short term, their dampening effect on the economy will be outweighed by the boost provided by the burgeoning economic expansion and the expectation of an additional large fiscal package for next year. Prime drivers of growth going forward will be: (1) the return of business and consumer confidence, (2) expected stabilization and growth in investment, and (3) a turn in the inventory cycle. Within the Japanese market, we have been continuing our shift

FIRST INVESTORS GLOBAL FUND, INC.

toward domestically-oriented companies that should benefit from the turn in the economy and have reduced our holdings in more export-oriented companies.

It is now equally clear that the European growth cycle also has turned positive, although the magnitude of the swing is less than that of Japan. We expect GDP to grow 3.2% in 2000 after increasing 2.1% this year. The industrial side of the economy should accelerate the most, coming off a low base, with Germany benefiting in particular. Within the context of strengthening growth, we are as well optimistic about the outlook for inflation in Europe as labor supply is adequate, capacity utilization is moderate, and wage growth remains under control. We expect that corporate profits will grow in the double digits next year within this overall positive economic environment. In addition to this strong cyclical story, the popularity of equity, ongoing public and private restructuring efforts and the advent of the euro form the foundation for continued positive performance from European equities, especially on the continent.

In closing, we continue to orient the Fund to take advantage of what we believe will be stronger than expected economic growth around the globe in the coming months. In the U.S., economic conditions continue to be favorable, and values are emerging in many sectors. We are especially attracted by the opportunities in the more industrially-oriented economies of continental Europe, with an emphasis on Germany. Elsewhere, from Japan to Australia to the emerging markets, our focus has been on countries, sectors and companies that will benefit the most from stronger global growth.

We believe the Fund is well positioned to capitalize on the opportunities present in this environment. As always, it is important to remember that there are currency risks as well as country-specific political and economic risks to investing internationally. While there is a fair degree of diversification across markets and companies with this Fund, diversification cannot totally protect from falling stock prices. In addition, there are also concerns regarding the level of Year 2000 preparedness around the world. The Fund has taken this into consideration in its security selections. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the markets.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Trond Skramstad

Trond Skramstad
Portfolio Manager

October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS GLOBAL FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors Global Fund, Inc. (Class A shares) and the Morgan Stanley Capital International ("MSCI") All Country World Free Index.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF SEPTEMBER 30, 1999            GLOBAL FUND         MSCI ALL COUNTRY WORLD FREE
Jan-90                                  9,375                     10,000
Dec-90                                  8,227                      8,352
Dec-91                                  9,613                     10,015
Dec-92                                  9,153                      9,591
Dec-93                                 11,256                     11,978
Dec-94                                 10,831                     12,580
Dec-95                                 12,761                     15,028
Dec-96                                 14,603                     17,006
Dec-97                                 15,768                     19,556
Sep-98                                 15,571                     19,690
Sep-99                                 20,164                     25,775
                                                                          Average Annual Total Returns*
Class A Shares                                                   N.A.V. Only                   S.E.C. Standardized
One Year                                                           29.63%                             21.56%
Five Years                                                         12.53%                             11.07%
Ten Years                                                           8.70%                              8.00%
Class B Shares
One Year                                                           28.78%                             24.78%
Since Inception (1/12/95)                                          13.62%                             13.36%

  THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS GLOBAL
  FUND, INC. (CLASS A SHARES) BEGINNING 1/1/90 WITH A THEORETICAL INVESTMENT IN THE MSCI ALL COUNTRY WORLD FREE INDEX (THE "INDEX"). THE INDEX REPRESENTS BOTH THE DEVELOPED AND THE EMERGING MARKETS. THE INDEX INCLUDES 47 MARKETS OF WHICH EMERGING MARKETS REPRESENT APPROXIMATELY 4.75%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MSCI ALL COUNTRY WORLD FREE INDEX FIGURES FROM MORGAN STANLEY & CO., INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 1999

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                                 $10,000
                                                                                      OF
                                                                                     NET
     SHARES   SECURITY                                                  VALUE     ASSETS
----------------------------------------------------------------------------------------
              COMMON STOCKS--95.4%
              UNITED STATES--33.3%
     50,500   Abbott Laboratories                                $  1,855,875  $      56
     29,400   Alcoa, Inc.                                           1,824,637         55
     36,600   Allied Signal, Inc.                                   2,193,712         66
     14,750   American General Corporation                            932,016         28
     43,302   American International Group, Inc.                    3,764,568        113
     36,425   AT&T Corporation                                      1,584,488         47
     26,400   Baxter International, Inc.                            1,590,600         48
     31,100   Chevron Corporation                                   2,760,125         83
     59,200   *Cisco Systems, Inc.                                  4,058,900        121
     83,362   Citigroup, Inc.                                       3,667,928        110
     41,149   Conoco, Inc.                                          1,126,454         34
     16,700   Corning, Inc.                                         1,144,994         34
     30,000   CSX Corporation                                       1,271,250         38
     49,150   CVS Corporation                                       2,005,934         60
     19,551   Du Pont (E.I.) de Nemours & Company                   1,190,167         36
     43,300   Exxon Corporation                                     3,288,094         98
     28,200   First Data Corporation                                1,237,275         37
     29,000   Franklin Resources, Inc.                                891,750         27
     37,700   Gannett Company, Inc.                                 2,608,369         78
     29,600   General Electric Company                              3,509,450        105
     15,200   Guidant Corporation                                     815,100         24
     19,825   Hartford Financial Services Group, Inc.                 810,347         24
     36,650   Hewlett-Packard Company                               3,371,800        101
     67,800   Home Depot, Inc.                                      4,652,775        139
     44,880   Intel Corporation                                     3,335,145        100
     31,400   International Business Machines Corporation           3,811,175        114
     41,000   Johnson & Johnson                                     3,766,875        113
     23,725   Kimberly Clark Corporation                            1,245,563         37
     27,600   Marsh & McLennan Companies, Inc.                      1,890,600         57
     73,200   McDonald's Corporation                                3,147,600         94
     45,712   *MCI WorldCom, Inc.                                   3,285,550         98
     18,500   Merrill Lynch & Company, Inc.                         1,242,969         37
     60,600   *Microsoft Corporation                                5,488,088        164
     50,000   Pharmacia & Upjohn, Inc.                              2,481,250         74
     27,600   Philip Morris Companies, Inc.                           943,575         28
     21,000   Praxair, Inc.                                           966,000         29
     30,180   Procter & Gamble Company                              2,829,375         85
     60,800   SBC Communications, Inc.                              3,104,600         93
     28,600   Schlumberger, Ltd.                                    1,782,138         53
----------------------------------------------------------------------------------------

FIRST INVESTORS GLOBAL FUND, INC.
September 30, 1999

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                                 $10,000
                                                                                      OF
                                                                                     NET
     SHARES   SECURITY                                                  VALUE     ASSETS
----------------------------------------------------------------------------------------
              UNITED STATES (continued)
     42,700   Servicemaster Company                              $    685,869  $      21
    142,237   Southwest Airlines Company                            2,160,224         65
     57,500   State Street Corporation                              3,715,938        111
     29,800   Texas Instruments, Inc.                               2,451,050         73
    104,000   Wal-Mart Stores, Inc.                                 4,946,500        148
     84,900   Walt Disney Company                                   2,196,788         66
     39,500   Warner-Lambert Company                                2,621,813         78
     18,800   Weyerhaeuser Company                                  1,083,350         32
----------------------------------------------------------------------------------------
                                                                  111,338,643      3,332
----------------------------------------------------------------------------------------
              FRANCE--10.3%
      7,100   Accor SA                                              1,655,212         50
     16,100   Air Liquide SA                                        2,554,829         76
      3,474   Alcatel                                                 478,755         14
     32,100   Alstom                                                1,072,772         32
     10,190   AXA-Uap                                               1,289,259         39
     39,580   Banque Nationale de Paris                             3,159,345         95
      9,300   Carrefour Supermarche                                 1,488,646         45
      7,990   Casino Guichard Perrachon                               919,010         27
     12,400   Compagnie de Saint Gobain                             2,311,050         69
     39,200   Michelin (CGDE) - Class "B"                           1,850,271         55
      8,200   Pinault-Printemps-Redoute SA                          1,554,474         47
     40,400   Sanofi-Synthelabo SA                                  1,721,040         51
     20,195   Societe Generale                                      4,161,735        124
     22,020   Societe Nationale Elf Aquitaine SA                    3,846,013        115
     17,680   Suez Lyonnaise des Eaux                               2,862,038         86
     18,277   Total Fina SA - Class "B"                             2,296,871         69
     17,490   Vivendi SA                                            1,228,441         37
----------------------------------------------------------------------------------------
                                                                   34,449,761      1,031
----------------------------------------------------------------------------------------
              JAPAN--10.3%
    219,000   Dai Nippon Printing Company, Ltd.                     4,070,640        122
    278,000   Daiwa Bank, Ltd.                                        926,928         28
     91,000   Eisai Company, Ltd.                                   2,307,692         69
     20,000   Fujitsu, Ltd.                                           623,650         19
     40,000   Hoya Corporation                                      2,419,461         72
    559,000   *Kawasaki Steel Corporation                           1,296,825         39
     23,800   Matsumotokiyoshi Company, Ltd.                        1,855,358         56
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                                 $10,000
                                                                                      OF
                                                                                     NET
     SHARES   SECURITY                                                  VALUE     ASSETS
----------------------------------------------------------------------------------------
              JAPAN (continued)
      2,000   Matsushita Communication Industrial Company, Ltd.  $     42,547  $       1
    108,000   NGK Insulators, Ltd.                                  1,047,844         31
    121,000   Nikko Securities Company, Ltd.                        1,022,823         31
        150   Nippon Telegraph & Telephone Corporation              1,845,590         55
        204   NTT Mobile Communications Network, Inc.               4,023,669        120
     57,000   Olympus Optical Company, Ltd.                           770,921         23
     43,000   Omron Corporation                                       850,146         25
      3,000   *Secom Company, Ltd.                                    273,316          8
     22,500   Sony Corporation                                      3,362,215        101
     41,000   Takeda Chemical Industries, Ltd.                      2,214,239         66
     12,200   Takefuji Corporation                                  2,031,615         61
     59,000   Toshiba Corporation                                     439,438         13
     30,000   Toyo Seikan Kaisha, Ltd.                                648,070         19
     26,300   Uni - Charm Corporation                               1,588,325         48
     15,000   Yamanouchi Pharmaceutical Company, Ltd.                 703,015         21
----------------------------------------------------------------------------------------
                                                                   34,364,327      1,028
----------------------------------------------------------------------------------------
              UNITED KINGDOM--9.2%
     37,600   Abbey National PLC                                      667,535         20
     18,300   Anglo American PLC                                    1,035,250         31
     27,200   Astrazeneca PLC (ADR)                                 1,149,200         34
     36,700   Barclays PLC                                          1,077,667         32
    163,241   BP Amoco PLC                                          2,981,453         89
    420,400   British Airways PLC                                   2,360,937         71
     67,129   British Telecommunications PLC                        1,016,551         30
    102,600   Cadbury Schweppes PLC                                   712,639         21
     95,408   Diageo PLC                                              974,976         29
     37,000   Imperial Chemical Industries PLC                        410,399         12
    557,000   Invensys PLC                                          2,715,277         81
     67,100   National Westminster Bank PLC                         1,564,779         47
     83,900   Peninsular & Oriental Steam Navigation Company        1,265,682         38
    105,500   Prudential Corporation PLC                            1,621,068         48
    161,200   Scottish Power PLC                                    1,481,380         44
    642,900   Smith & Nephew PLC                                    2,024,940         61
    265,937   Smithkline Beecham PLC                                3,059,232         92
    108,516   Standard Chartered PLC                                1,569,118         47
    135,507   Vodafone Airtouch PLC                                 3,209,134         96
----------------------------------------------------------------------------------------
                                                                   30,897,217        923
----------------------------------------------------------------------------------------

FIRST INVESTORS GLOBAL FUND, INC.
September 30, 1999

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                                 $10,000
                                                                                      OF
                                                                                     NET
     SHARES   SECURITY                                                  VALUE     ASSETS
----------------------------------------------------------------------------------------
              GERMANY--7.3%
      8,500   Allianz AG                                         $  2,449,607  $      73
     36,250   Bayer AG                                              1,445,804         43
     55,100   Bayerische Motoren Werke (BMW) AG                     1,555,060         47
     16,170   Daimler-Chrysler AG                                   1,114,202         33
     37,500   Deutsche Bank AG                                      2,510,877         75
     39,430   Hoechst AG                                            1,717,512         51
     37,601   Linde AG                                              2,086,348         62
     20,791   Mannesmann AG                                         3,321,362         99
      8,500   Muenchener Rueckver AG                                1,717,259         51
     53,480   Siemens AG                                            4,416,953        132
     37,200   Veba AG                                               2,038,346         61
----------------------------------------------------------------------------------------
                                                                   24,373,330        727
----------------------------------------------------------------------------------------
              NETHERLANDS--5.0%
     25,700   Fortis (NL) NV                                          830,696         25
     50,400   Heineken NV                                           2,506,669         75
     15,369   ING Groep NV                                            834,767         25
     40,418   Koninklijke Ahold NV                                  1,330,096         40
     52,772   Koninklijke KPN NV                                    2,312,720         69
     33,140   Koninklijke Philips Electronics NV                    3,335,292        100
     27,400   Royal Dutch Petroleum Company                         1,590,365         48
     57,346   Unilever NV-CVA                                       3,902,596        117
----------------------------------------------------------------------------------------
                                                                   16,643,201        499
----------------------------------------------------------------------------------------
              SWITZERLAND--4.2%
     11,020   Credit Suisse Group - Reg. Shs.                       2,019,526         60
      1,240   Holderbank Financiere Glarus AG                       1,610,529         48
      1,546   Nestle AG                                             2,905,318         87
      1,373   Novartis AG - Reg. Shs.                               2,036,717         61
        340   Roche Holdings AG - Genusscheine                      3,934,493        118
      4,520   Swisscom AG                                           1,409,676         42
----------------------------------------------------------------------------------------
                                                                   13,916,259        416
----------------------------------------------------------------------------------------
              SPAIN--2.5%
     41,700   Banco Popular Espanol SA                              2,880,021         86
     67,600   Endesa SA                                             1,284,373         38
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                                 $10,000
                                                                                      OF
                                                                                     NET
     SHARES   SECURITY                                                  VALUE     ASSETS
----------------------------------------------------------------------------------------
              SPAIN (continued)
     69,600   Endesa SA (ADR)                                    $  1,331,100  $      40
     57,210   Telefonica SA (ADR)                                   2,746,080         82
----------------------------------------------------------------------------------------
                                                                    8,241,574        246
----------------------------------------------------------------------------------------
              AUSTRALIA--2.0%
     85,069   Australia & New Zealand Banking Group, Ltd.             569,039         17
    230,407   Broken Hill Proprietary Company, Ltd.                 2,653,918         79
  1,006,012   M.I.M. Holdings, Ltd.                                   945,394         28
     17,500   News Corporation, Ltd. (ADR)                            497,656         15
  1,808,038   Pasminco, Ltd.                                        2,005,874         60
----------------------------------------------------------------------------------------
                                                                    6,671,881        199
----------------------------------------------------------------------------------------
              FINLAND--1.9%
     48,000   Nokia OYJ - Class "A"                                 4,299,192        129
     55,000   Upm - Kymmene Corporation                             1,874,400         56
----------------------------------------------------------------------------------------
                                                                    6,173,592        185
----------------------------------------------------------------------------------------
              HONG KONG--1.6%
    358,000   Cheung Kong Holdings, Ltd.                            2,984,178         89
    408,800   *China Telecom, Ltd.                                  1,260,429         38
    571,000   New World Development Company, Ltd.                   1,253,321         37
----------------------------------------------------------------------------------------
                                                                    5,497,928        164
----------------------------------------------------------------------------------------
              ITALY--1.6%
    265,600   ENI SpA                                               1,666,069         50
    186,200   Mediaset SpA                                          1,901,726         57
    214,522   Telecom Italia SpA                                    1,864,282         56
----------------------------------------------------------------------------------------
                                                                    5,432,077        163
----------------------------------------------------------------------------------------
              CANADA--1.6%
     91,600   Alcan Aluminum, Ltd.                                  2,864,253         86
     78,000   Canadian National Railway Company                     2,364,375         71
----------------------------------------------------------------------------------------
                                                                    5,228,628        157
----------------------------------------------------------------------------------------

FIRST INVESTORS GLOBAL FUND, INC.
September 30, 1999

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
                                                                                FOR EACH
                                                                                 $10,000
                                                                                      OF
                                                                                     NET
     SHARES   SECURITY                                                  VALUE     ASSETS
----------------------------------------------------------------------------------------
              SWEDEN--1.0%
     29,600   Hennes & Mauritz AB - Class "B"                    $    745,596  $      22
    222,030   Nordbanken Holdings AB                                1,245,838         37
     42,210   Telefonaktiebolaget L.M. Ericsson - Class "B"         1,307,799         39
----------------------------------------------------------------------------------------
                                                                    3,299,233         98
----------------------------------------------------------------------------------------
              BERMUDA--.8%
     24,925   Tyco International, Ltd.                              2,573,506         77
----------------------------------------------------------------------------------------
              MEXICO--.6%
     17,800   *Grupo Televisa SA (GDR)                                710,887         21
     38,000   Panamerican Beverages, Inc. (ADR) - Class "A"           629,375         19
     11,300   Telefonica de Mexico SA                                 805,125         24
----------------------------------------------------------------------------------------
                                                                    2,145,387         64
----------------------------------------------------------------------------------------
              IRELAND--.6%
    173,450   Allied Irish Banks PLC                                2,096,620         63
----------------------------------------------------------------------------------------
              SINGAPORE--.5%
    139,000   Overseas Chinese Banking Corporation, Ltd.            1,078,977         32
    156,454   Overseas Union Bank, Ltd.                               694,636         21
----------------------------------------------------------------------------------------
                                                                    1,773,613         53
----------------------------------------------------------------------------------------
              BRAZIL--.4%
     84,300   Embratel Participacoes SA (ADR)                         964,181         29
     10,500   *Telecomunicacoes Brasileiras SA (ADR)                      329         --
     29,200   Telesp Participacoes SA (ADR)                           459,900         14
----------------------------------------------------------------------------------------
                                                                    1,424,410         43
----------------------------------------------------------------------------------------
              INDIA--.4%
     19,900   Hindalco Industries, Ltd. (GDR)                         543,767         16
     16,400   Larsen & Toubro, Ltd. (GDR)                             360,800         11
     27,500   State Bank of India (GDR)                               275,038          8
----------------------------------------------------------------------------------------
                                                                    1,179,605         35
----------------------------------------------------------------------------------------
              NEW ZEALAND--.3%
     35,000   Telecom Corporation of New Zealand, Ltd. (ADR)        1,120,000         34
----------------------------------------------------------------------------------------
TOTAL VALUE OF COMMON STOCKS (cost $246,765,397)                  318,840,792      9,537
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                                  AMOUNT
                                                                                INVESTED
    SHARES,                                                                     FOR EACH
   WARRANTS                                                                      $10,000
         OR                                                                           OF
  PRINCIPAL                                                                          NET
     AMOUNT   SECURITY                                                  VALUE     ASSETS
----------------------------------------------------------------------------------------
              PREFERRED STOCKS--.9%
              BRAZIL
    673,000   Compania Cervejaria Brahma                         $    404,855  $      12
  5,436,600   Petroleo Brasileiro SA - Petrobras                      838,142         25
     24,000   Telecomunicacoes Brasileiras SA (ADR)                 1,798,500         54
     23,000   *Vale Do Rio Doce - Class "B"                                --         --
----------------------------------------------------------------------------------------
TOTAL VALUE OF PREFERRED STOCKS (cost $2,892,231)                   3,041,497         91
----------------------------------------------------------------------------------------
              WARRANTS--.0%
              THAILAND
      5,800   *Siam Commercial Bank (expiring 12/31/02)
                (cost $0)                                               1,453         --
----------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--4.9%
    $16,531M  Paine Webber, Inc., 5.28%, 10/1/99
                (collateralized by U.S. Treasury Bonds, due
                11/15/22, valued at $16,882,665) (cost
                $16,531,000)                                       16,531,000        495
----------------------------------------------------------------------------------------

TOTAL VALUE OF INVESTMENTS (cost $266,188,628)        101.2%      338,414,742     10,123
EXCESS OF LIABILITIES OVER OTHER ASSETS                (1.2)       (4,108,216)      (123)
----------------------------------------------------------------------------------------
NET ASSETS                                            100.0%     $334,306,526  $  10,000
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 1999

Sector diversification of the portfolio was as follows:

--------------------------------------------------------------------
                                            PERCENTAGE
SECTOR                                   OF NET ASSETS         VALUE
--------------------------------------------------------------------
Banks..................................           10.1% $ 33,882,998
Drugs..................................            8.7    29,158,882
Telephone..............................            7.3    24,317,572
Media..................................            7.1    23,800,660
Energy Sources.........................            6.1    20,393,586
Retail.................................            5.8    19,498,389
Metals & Minerals......................            5.1    17,091,497
Insurance..............................            4.8    16,140,187
Electrical Equipment...................            3.8    12,539,670
Communication Equipment................            3.0    10,144,646
Electronics............................            2.9     9,745,137
Household Products.....................            2.9     9,565,859
Medical Products.......................            2.8     9,476,897
Travel & Leisure.......................            2.8     9,323,973
Food/Beverage/Tobacco..................            2.7     9,077,407
Computers & Office Equipment...........            2.3     7,622,413
Machinery & Manufacturing..............            2.3     7,525,690
Software Services......................            2.0     6,725,363
Electric Utilities.....................            1.8     6,135,199
Financial Services.....................            1.6     5,189,157
Chemicals..............................            1.5     5,121,395
Transportation.........................            1.5     4,901,307
Automotive.............................            1.4     4,519,533
Pipeline...............................            1.2     4,090,479
Business Services......................            1.1     3,618,294
Entertainment Products.................            1.0     3,404,762
Paper/Forest Products..................             .9     2,957,750
Aerospace/Defense......................             .7     2,193,712
Energy Services........................             .5     1,782,138
Real Estate Companies..................             .4     1,253,321
Health Services........................             .2       685,869
Repurchase Agreement...................            4.9    16,531,000
--------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS                       101.2   338,414,742
EXCESS OF LIABILITIES OVER OTHER ASSETS           (1.2)   (4,108,216)
--------------------------------------------------------------------
NET ASSETS                                       100.0% $334,306,526
--------------------------------------------------------------------
--------------------------------------------------------------------

                       See notes to financial statements

                 (This page has been left blank intentionally.)

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS
September 30, 1999

---------------------------------------------------------------------------------
                                                TOTAL     GROWTH &
                                               RETURN        INCOME     BLUE CHIP
---------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At identified cost...................  $ 93,577,228  $360,349,806  $397,255,922
                                         ============  ============  ============
  At value (Note 1A)...................  $104,870,373  $457,938,509  $552,374,097
Cash...................................       996,020     4,057,034       802,301
Receivables:
  Dividends and interest...............       501,168       446,937       263,935
  Shares sold..........................       238,023     1,122,941       916,826
  Investment securities sold...........            --            --       235,477
Other assets...........................            --            --            --
                                         ------------  ------------  ------------
Total Assets...........................   106,605,584   463,565,421   554,592,636
                                         ------------  ------------  ------------
LIABILITIES
Payables:
  Investment securities purchased......     4,854,711     7,512,447    12,190,385
  Shares redeemed......................        91,369       634,055       777,018
  Forward currency contracts
    (Note 4)...........................            --            --            --
Accrued advisory fees..................        63,219       280,809       340,981
Accrued expenses.......................        39,007       129,671       125,302
                                         ------------  ------------  ------------
Total Liabilities......................     5,048,306     8,556,982    13,433,686
                                         ------------  ------------  ------------
NET ASSETS.............................  $101,557,278  $455,008,439  $541,158,950
                                         ============  ============  ============
NET ASSETS CONSIST OF:
Capital paid in........................  $ 87,164,604  $315,041,836  $352,929,594
Undistributed net investment income....       681,869       211,186            --
Accumulated net realized gain on
  investments..........................     2,417,660    42,166,714    33,111,181
Net unrealized appreciation in value of
  investments..........................    11,293,145    97,588,703   155,118,175
                                         ------------  ------------  ------------
Total..................................  $101,557,278  $455,008,439  $541,158,950
                                         ============  ============  ============
NET ASSETS:
  Class A..............................  $ 92,068,829  $377,903,821  $471,447,131
  Class B..............................  $  9,488,449  $ 77,104,618  $ 69,711,819
SHARES OUTSTANDING (Note 5):
  Class A..............................     6,420,662    24,889,834    17,361,954
  Class B..............................       669,825     5,174,368     2,619,849
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................  $      14.34  $      15.18  $      27.15
                                         ============  ============  ============
MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A
  (Net asset value/.9375)*.............  $      15.30  $      16.19  $      28.96
                                         ============  ============  ============
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE -
  CLASS B (Note 5).....................  $      14.17  $      14.90  $      26.61
                                         ============  ============  ============

* On purchases of $25,000 or more, the sales charge is reduced.
                       See notes to financial statements.

                       See notes to financial statements

------------------------------------------------------------------------------------------------------------
                                            UTILITIES      MID-CAP        SPECIAL      FOCUSED
                                               INCOME  OPPORTUNITY     SITUATIONS       EQUITY        GLOBAL
------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At identified cost...................  $138,359,770  $47,852,477  $ 166,431,505  $70,681,035  $266,188,628
                                         ============  ===========  =============  ===========  ============
  At value (Note 1A)...................  $164,775,330  $57,150,969  $ 206,345,666  $73,160,540  $338,414,742
Cash...................................       715,386      245,589        451,402      383,361        13,181
Receivables:
  Dividends and interest...............       529,587        3,138         20,540       16,769       755,134
  Shares sold..........................       269,708      270,643        187,952      573,948       240,996
  Investment securities sold...........       178,744    2,299,951      1,596,769           --       943,065
Other assets...........................            --           --             --           --        20,335
                                         ------------  -----------  -------------  -----------  ------------
Total Assets...........................   166,468,755   59,970,290    208,602,329   74,134,618   340,387,453
                                         ------------  -----------  -------------  -----------  ------------
LIABILITIES
Payables:
  Investment securities purchased......       306,556    2,785,891      2,381,439      677,141     5,298,239
  Shares redeemed......................       307,079       92,750        371,417       53,008       346,875
  Forward currency contracts
    (Note 4)...........................            --           --             --           --         9,418
Accrued advisory fees..................       102,225       35,153        129,290       43,963       276,777
Accrued expenses.......................        57,293       37,544         91,363       47,018       149,618
                                         ------------  -----------  -------------  -----------  ------------
Total Liabilities......................       773,153    2,951,338      2,973,509      821,130     6,080,927
                                         ------------  -----------  -------------  -----------  ------------
NET ASSETS.............................  $165,695,602  $57,018,952  $ 205,628,820  $73,313,488  $334,306,526
                                         ============  ===========  =============  ===========  ============
NET ASSETS CONSIST OF:
Capital paid in........................  $126,543,511  $43,252,357  $ 155,132,562  $70,827,389  $227,988,757
Undistributed net investment income....       770,181           --             --           --            --
Accumulated net realized gain on
  investments..........................    11,966,350    4,468,103     10,582,097        6,594    34,074,639
Net unrealized appreciation in value of
  investments..........................    26,415,560    9,298,492     39,914,161    2,479,505    72,243,130
                                         ------------  -----------  -------------  -----------  ------------
Total..................................  $165,695,602  $57,018,952  $ 205,628,820  $73,313,488  $334,306,526
                                         ============  ===========  =============  ===========  ============
NET ASSETS:
  Class A..............................  $145,005,159  $49,590,364  $ 185,924,716  $59,178,494  $316,454,759
  Class B..............................  $ 20,690,443  $ 7,428,588  $  19,704,104  $14,134,994  $ 17,851,767
SHARES OUTSTANDING (Note 5):
  Class A..............................    18,145,536    2,359,451      7,944,124    5,438,892    39,024,214
  Class B..............................     2,624,565      364,972        871,131    1,303,990     2,265,847
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................  $       7.99  $     21.02  $       23.40  $     10.88  $       8.11
                                         ============  ===========  =============  ===========  ============
MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A
  (Net asset value/.9375)*.............  $       8.52  $     22.42  $       24.96  $     11.61  $       8.65
                                         ============  ===========  =============  ===========  ============
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE -
  CLASS B (Note 5).....................  $       7.88  $     20.35  $       22.62  $     10.84  $       7.88
                                         ============  ===========  =============  ===========  ============

* On purchases of $25,000 or more, the sales charge is reduced.
                       See notes to financial statements.

STATEMENT OF OPERATIONS
FIRST INVESTORS
Year Ended September 30, 1999

----------------------------------------------------------------------------------
                                              TOTAL        GROWTH &
                                             RETURN           INCOME     BLUE CHIP
----------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends............................  $  740,816  $     5,210,095  $  5,751,699
  Interest.............................   2,496,085        1,510,518     1,124,528
                                         ----------  ---------------  ------------
Total income...........................   3,236,901        6,720,613     6,876,227
                                         ----------  ---------------  ------------
Expenses (Notes 1 and 3):
  Advisory fees........................     936,921        3,035,400     4,382,941
  Distribution plan
    expenses - Class A.................     260,211        1,032,302     1,367,207
  Distribution plan
    expenses - Class B.................      69,269          645,751       628,753
  Shareholder servicing costs..........     248,873        1,035,179     1,123,268
  Professional fees....................      22,682           71,358        73,682
  Custodian fees and expenses..........      24,567           52,563        48,069
  Reports and notices to
    shareholders.......................      12,107           60,085        68,540
  Other expenses.......................      12,871           64,577        67,153
                                         ----------  ---------------  ------------
Total expenses.........................   1,587,501        5,997,215     7,759,613
Less: Expenses waived or assumed.......    (234,230)              --      (501,256)
     Custodian fees paid indirectly....     (15,380)         (16,945)      (16,443)
                                         ----------  ---------------  ------------
Net expenses...........................   1,337,891        5,980,270     7,241,914
                                         ----------  ---------------  ------------
Net investment income (loss)...........   1,899,010          740,343      (365,687)
                                         ----------  ---------------  ------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS (Note 2):
Net realized gain on investments and
  foreign currency transactions........   2,423,160       42,168,688    33,613,424
Net unrealized appreciation of
  investments and foreign currency
  transactions.........................   4,417,389       28,436,909    69,988,521
                                         ----------  ---------------  ------------
Net gain on investments and foreign
  currency transactions................   6,840,549       70,605,597   103,601,945
                                         ----------  ---------------  ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $8,739,559  $    71,345,940  $103,236,258
                                         ==========  ===============  ============

* From March 22, 1999 (commencement of operations) to September 30, 1999. + Net of $396,902 foreign taxes withheld.

                       See notes to financial statements

---------------------------------------------------------------------------------------------------------
                                           UTILITIES      MID-CAP        SPECIAL     FOCUSED
                                              INCOME  OPPORTUNITY     SITUATIONS     EQUITY*       GLOBAL
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends............................  $ 4,191,657  $   252,992  $     564,308  $   84,671  $ 4,774,371+
  Interest.............................      603,125      128,442        565,020     138,058      697,854
                                         -----------  -----------  -------------  ----------  -----------
Total income...........................    4,794,782      381,434      1,129,328     222,729    5,472,225
                                         -----------  -----------  -------------  ----------  -----------
Expenses (Notes 1 and 3):
  Advisory fees........................    1,181,599      485,758      2,029,150     208,003    3,222,946
  Distribution plan
    expenses - Class A.................      418,222      127,413        556,888      67,591      926,324
  Distribution plan
    expenses - Class B.................      183,929       60,731        189,233      50,019      156,867
  Shareholder servicing costs..........      386,227      164,149        808,473     189,206      920,534
  Professional fees....................       46,459       20,701         41,789      21,226       60,314
  Custodian fees and expenses..........       26,431       14,605         39,607       6,242      309,843
  Reports and notices to
    shareholders.......................       17,718       11,426         51,841      15,536       51,919
  Other expenses.......................       28,347       14,328         32,933       5,609       39,376
                                         -----------  -----------  -------------  ----------  -----------
Total expenses.........................    2,288,932      899,111      3,749,914     563,432    5,688,123
Less: Expenses waived or assumed.......           --     (121,439)      (494,988)    (41,267)          --
     Custodian fees paid indirectly....      (20,725)     (10,579)       (16,892)     (6,242)          --
                                         -----------  -----------  -------------  ----------  -----------
Net expenses...........................    2,268,207      767,093      3,238,034     515,923    5,688,123
                                         -----------  -----------  -------------  ----------  -----------
Net investment income (loss)...........    2,526,575     (385,659)    (2,108,706)   (293,194)    (215,898)
                                         -----------  -----------  -------------  ----------  -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS (Note 2):
Net realized gain on investments and
  foreign currency transactions........   12,567,447    8,318,436     15,641,687       6,594   34,466,572
Net unrealized appreciation of
  investments and foreign currency
  transactions.........................    1,441,561    7,655,565     39,320,820   2,479,505   45,266,566
                                         -----------  -----------  -------------  ----------  -----------
Net gain on investments and foreign
  currency transactions................   14,009,008   15,974,001     54,962,507   2,486,099   79,733,138
                                         -----------  -----------  -------------  ----------  -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $16,535,583  $15,588,342  $  52,853,801  $2,192,905  $79,517,240
                                         ===========  ===========  =============  ==========  ===========

* From March 22, 1999 (commencement of operations) to September 30, 1999. + Net of $396,902 foreign taxes withheld.

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS

-------------------------------------------------------------------------------
                                                      TOTAL RETURN
                                         --------------------------------------
                                           10/1/98 TO    1/1/98 TO    1/1/97 TO
                                              9/30/99      9/30/98     12/31/97
---------------------------------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income (loss).........  $  1,899,010  $ 1,191,123  $ 1,214,000
  Net realized gain on investments.....     2,423,160    6,468,239    5,053,532
  Net unrealized appreciation
    (depreciation) of investments......     4,417,389   (4,386,811)   3,974,842
                                         ------------  -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations.......................     8,739,559    3,272,551   10,242,374
                                         ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income-Class A........    (1,713,302)    (642,040)  (1,227,991)
  Net investment income-Class B........       (89,161)     (18,789)     (26,544)
  Net realized gains-Class A...........    (6,072,779)          --   (4,841,852)
  Net realized gains-Class B...........      (367,813)          --     (184,600)
                                         ------------  -----------  -----------
    Total distributions................    (8,243,055)    (660,829)  (6,280,987)
                                         ------------  -----------  -----------
SHARE TRANSACTIONS*
  Class A:
    Proceeds from shares sold..........    22,168,315   10,008,749    9,720,765
    Reinvestment of distributions......     7,731,158      636,265    6,023,569
    Cost of shares redeemed............   (11,023,441)  (7,257,300)  (9,501,874)
                                         ------------  -----------  -----------
                                           18,876,032    3,387,714    6,242,460
                                         ------------  -----------  -----------
  Class B:
    Proceeds from shares sold..........     5,749,808    1,905,526    1,430,563
    Reinvestment of distributions......       453,589       18,442      207,161
    Cost of shares redeemed............      (778,629)    (397,593)    (169,088)
                                         ------------  -----------  -----------
                                            5,424,768    1,526,375    1,468,636
                                         ------------  -----------  -----------
    Net increase from share
      transactions.....................    24,300,800    4,914,089    7,711,096
                                         ------------  -----------  -----------
      Net increase in net assets.......    24,797,304    7,525,811   11,672,483
NET ASSETS
  Beginning of period..................    76,759,974   69,234,163   57,561,680
                                         ------------  -----------  -----------
  End of period+.......................  $101,557,278  $76,759,974  $69,234,163
                                         ============  ===========  ===========
+Includes undistributed net
 investment income of..................  $    681,869  $   585,322  $    55,028
                                         ============  ===========  ===========
*SHARES ISSUED AND REDEEMED
  Class A:
    Sold...............................     1,525,660      692,647      683,584
    Issued for distributions
      reinvested.......................       562,168       42,650      437,106
    Redeemed...........................      (758,163)    (500,175)    (680,904)
                                         ------------  -----------  -----------
    Net increase in Class A shares
      outstanding......................     1,329,665      235,122      439,786
                                         ============  ===========  ===========
  Class B:
    Sold...............................       399,606      132,731      100,991
    Issued for distributions
      reinvested.......................        33,363        1,245       15,167
    Redeemed...........................       (54,229)     (27,765)     (12,388)
                                         ------------  -----------  -----------
    Net increase in Class B shares
      outstanding......................       378,740      106,211      103,770
                                         ============  ===========  ===========

                       See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                                                     GROWTH & INCOME                              BLUE CHIP
                                         ----------------------------------------  ----------------------------------------
                                           10/1/98 TO    11/1/97 TO    11/1/96 TO    10/1/98 TO     1/1/98 TO     1/1/97 TO
                                              9/30/99       9/30/98      10/31/97       9/30/99       9/30/98      12/31/97
---------------------------------------  ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...........  $    740,343  $    975,590  $    815,670  $   (365,687) $    518,636  $  1,132,054
Net realized gain on investments.......    42,168,688        60,194     5,328,547    33,613,424    12,979,954    26,645,071
Net unrealized appreciation
  (depreciation) of investments........    28,436,909    15,489,708    31,106,647    69,988,521   (22,977,214)   44,536,413
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations..........    71,345,940    16,525,492    37,250,864   103,236,258    (9,478,624)   72,313,538
                                         ------------  ------------  ------------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income-Class A..........      (992,115)     (474,191)     (817,347)     (317,918)     (476,685)   (1,008,850)
Net investment income-Class B..........       (40,249)           --       (14,650)           --            --            --
Net realized gains-Class A.............       (42,283)   (4,666,252)   (2,000,523)  (12,371,853)           --   (23,224,732)
Net realized gains-Class B.............        (7,315)     (666,704)     (234,403)   (1,609,894)           --    (2,472,186)
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Total distributions..................    (1,081,962)   (5,807,147)   (3,066,923)  (14,299,665)     (476,685)  (26,705,768)
                                         ------------  ------------  ------------  ------------  ------------  ------------
SHARE TRANSACTIONS*
  Class A:
    Proceeds from shares sold..........   102,341,947    78,231,913    69,592,366    72,173,097    63,584,545    83,933,830
    Reinvestment of distributions......     1,048,356     5,089,594     2,780,887    12,531,573       469,526    23,979,379
    Cost of shares redeemed............   (43,412,409)  (29,473,440)  (20,987,333)  (60,742,794)  (38,294,869)  (39,561,111)
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                           59,977,894    53,848,067    51,385,920    23,961,876    25,759,202    68,352,098
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Class B:
    Proceeds from shares sold..........    30,709,718    18,528,954    12,978,761    18,332,130    16,422,338    17,001,914
    Reinvestment of distributions......        15,077       662,444       246,352     1,601,695            --     2,448,261
    Cost of shares redeemed............    (6,576,464)   (3,893,425)   (2,077,855)   (6,583,849)   (5,068,439)   (2,520,555)
                                         ------------  ------------  ------------  ------------  ------------  ------------
                                           24,148,331    15,297,973    11,147,258    13,349,976    11,353,899    16,929,620
                                         ------------  ------------  ------------  ------------  ------------  ------------
    Net increase from share
     transactions......................    84,126,225    69,146,040    62,533,178    37,311,852    37,113,101    85,281,718
                                         ------------  ------------  ------------  ------------  ------------  ------------
      Net increase in net assets.......   154,390,203    79,864,385    96,717,119   126,248,445    27,157,792   130,889,488
NET ASSETS
  Beginning of period..................   300,618,236   220,753,851   124,036,732   414,910,505   387,752,713   256,863,225
                                         ------------  ------------  ------------  ------------  ------------  ------------
  End of period+.......................  $455,008,439  $300,618,236  $220,753,851  $541,158,950  $414,910,505  $387,752,713
                                         ============  ============  ============  ============  ============  ============
+Includes undistributed net
  investment income of.................  $    211,186  $    499,957  $         --  $         --  $    200,729  $    158,778
                                         ============  ============  ============  ============  ============  ============
*SHARES ISSUED AND REDEEMED
  Class A:
    Sold...............................     6,803,906     6,064,102     6,493,708     2,714,307     2,600,224     3,767,172
    Issued for distributions
     reinvested........................        74,965       419,923       283,146       536,723        18,220     1,051,211
    Redeemed...........................    (2,913,486)   (2,288,057)   (1,962,857)   (2,292,893)   (1,570,204)   (1,783,673)
                                         ------------  ------------  ------------  ------------  ------------  ------------
    Net increase in Class A shares
     outstanding.......................     3,965,385     4,195,968     4,813,997       958,137     1,048,240     3,034,710
                                         ============  ============  ============  ============  ============  ============
  Class B:
    Sold...............................     2,074,035     1,449,761     1,213,405       701,312       674,423       764,680
    Issued for distributions
     reinvested........................         1,096        55,714        25,769        69,604            --       108,187
    Redeemed...........................      (446,609)     (305,374)     (195,408)     (252,535)     (209,618)     (114,584)
                                         ------------  ------------  ------------  ------------  ------------  ------------
    Net increase in Class B shares
     outstanding.......................     1,628,522     1,200,101     1,043,766       518,381       464,805       758,283
                                         ============  ============  ============  ============  ============  ============

                       See notes to financial statements

FIRST INVESTORS

---------------------------------------------------------------------------------
                                                     UTILITIES INCOME
                                         ----------------------------------------
                                           10/1/98 TO    11/1/97 TO    11/1/96 TO
                                              9/30/99       9/30/98      10/31/97
---------------------------------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...........  $  2,526,575  $  2,407,392  $  3,269,947
Net realized gain (loss) on
  investments..........................    12,567,447     6,230,833     7,342,477
Net unrealized appreciation
  (depreciation) of investments........     1,441,561     9,091,432     2,774,850
                                         ------------  ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations..........    16,535,583    17,729,657    13,387,274
                                         ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income-Class A..........    (2,228,985)   (2,069,737)   (2,954,931)
Net investment income-Class B..........      (175,820)     (153,775)     (187,678)
Net realized gains-Class A.............    (6,073,957)   (5,411,740)           --
Net realized gains-Class B.............      (729,449)     (505,229)           --
                                         ------------  ------------  ------------
  Total distributions..................    (9,208,211)   (8,140,481)   (3,142,609)
                                         ------------  ------------  ------------
SHARE TRANSACTIONS*
  Class A:
    Proceeds from shares sold..........    26,292,960    18,892,681    13,294,852
    Reinvestment of distributions......     8,079,229     7,290,097     2,837,444
    Cost of shares redeemed............   (18,524,492)  (14,230,724)  (27,788,751)
                                         ------------  ------------  ------------
                                           15,847,697    11,952,054   (11,656,455)
                                         ------------  ------------  ------------
  Class B:
    Proceeds from shares sold..........     7,033,105     4,565,543     2,798,462
    Reinvestment of distributions......       899,497       654,659       182,590
    Cost of shares redeemed............    (2,232,696)   (1,112,670)   (2,096,554)
                                         ------------  ------------  ------------
                                            5,699,906     4,107,532       884,498
                                         ------------  ------------  ------------
    Net increase (decrease) from share
      transactions.....................    21,547,603    16,059,586   (10,771,957)
                                         ------------  ------------  ------------
      Net increase (decrease) in net
        assets.........................    28,874,975    25,648,762      (527,292)
NET ASSETS
  Beginning of period..................   136,820,627   111,171,865   111,699,157
                                         ------------  ------------  ------------
  End of period+.......................  $165,695,602  $136,820,627  $111,171,865
                                         ============  ============  ============
+Includes undistributed net
  investment income of.................  $    770,181  $    647,161  $    463,281
                                         ============  ============  ============
*SHARES ISSUED AND REDEEMED
  Class A:
    Sold...............................     3,318,123     2,495,558     1,993,525
    Issued for distributions
      reinvested.......................     1,076,259       998,117       423,434
    Redeemed...........................    (2,340,185)   (1,889,537)   (4,158,047)
                                         ------------  ------------  ------------
    Net increase (decrease) in Class A
      shares outstanding...............     2,054,197     1,604,138    (1,741,088)
                                         ============  ============  ============
  Class B:
    Sold...............................       899,686       605,451       422,620
    Issued for distributions
      reinvested.......................       121,706        90,925        27,429
    Redeemed...........................      (284,771)     (149,886)     (315,946)
                                         ------------  ------------  ------------
    Net increase (decrease) in Class B
      shares outstanding...............       736,621       546,490       134,103
                                         ============  ============  ============

                       See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                  MID-CAP OPPORTUNITY                      SPECIAL SITUATIONS
                                         -------------------------------------  ----------------------------------------
                                          10/1/98 TO   11/1/97 TO   11/1/96 TO    10/1/98 TO     1/1/98 TO     1/1/97 TO
                                             9/30/99      9/30/98     10/31/97       9/30/99       9/30/98      12/31/97
---------------------------------------  -----------  -----------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...........  $  (385,659) $  (105,026) $   (58,391) $ (2,108,706) $   (612,879) $   (937,036)
Net realized gain (loss) on
  investments..........................    8,318,436   (3,844,115)   1,997,140    15,641,687    (5,056,550)   17,709,890
Net unrealized appreciation
  (depreciation) of investments........    7,655,565   (2,909,788)   3,087,322    39,320,820   (37,274,025)   10,188,540
                                         -----------  -----------  -----------  ------------  ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations..........   15,588,342   (6,858,929)   5,026,071    52,853,801   (42,943,454)   26,961,394
                                         -----------  -----------  -----------  ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income-Class A..........           --           --      (36,607)           --            --            --
Net investment income-Class B..........           --           --           --            --            --            --
Net realized gains-Class A.............           --   (1,720,339)    (673,761)           --            --   (15,341,882)
Net realized gains-Class B.............           --     (204,066)     (52,869)           --            --    (1,322,522)
                                         -----------  -----------  -----------  ------------  ------------  ------------
  Total distributions..................           --   (1,924,405)    (763,237)           --            --   (16,664,404)
                                         -----------  -----------  -----------  ------------  ------------  ------------
SHARE TRANSACTIONS*
  Class A:
    Proceeds from shares sold..........   12,420,250   14,851,341   10,263,593    25,887,175    31,611,943    41,394,544
    Reinvestment of distributions......           --    1,703,247      696,970            --            --    14,688,933
    Cost of shares redeemed............   (6,972,115)  (4,664,684)  (3,053,623)  (48,042,333)  (26,829,523)  (30,181,586)
                                         -----------  -----------  -----------  ------------  ------------  ------------
                                           5,448,135   11,889,904    7,906,940   (22,155,158)    4,782,420    25,901,891
                                         -----------  -----------  -----------  ------------  ------------  ------------
  Class B:
    Proceeds from shares sold..........    2,257,965    2,511,193    1,556,469     4,785,997     5,096,254     6,513,410
    Reinvestment of distributions......           --      203,911       52,868            --            --     1,315,908
    Cost of shares redeemed............     (841,719)    (497,826)    (183,075)   (5,042,300)   (2,440,295)   (1,904,821)
                                         -----------  -----------  -----------  ------------  ------------  ------------
                                           1,416,246    2,217,278    1,426,262      (256,303)    2,655,959     5,924,497
                                         -----------  -----------  -----------  ------------  ------------  ------------
    Net increase (decrease) from share
     transactions......................    6,864,381   14,107,182    9,333,202   (22,411,461)    7,438,379    31,826,388
                                         -----------  -----------  -----------  ------------  ------------  ------------
      Net increase (decrease) in net
       assets..........................   22,452,723    5,323,848   13,596,036    30,442,340   (35,505,075)   42,123,378
NET ASSETS
  Beginning of period..................   34,566,229   29,242,381   15,646,345   175,186,480   210,691,555   168,568,177
                                         -----------  -----------  -----------  ------------  ------------  ------------
  End of period+.......................  $57,018,952  $34,566,229  $29,242,381  $205,628,820  $175,186,480  $210,691,555
                                         ===========  ===========  ===========  ============  ============  ============
+Includes undistributed net
  investment income of.................  $        --  $        --  $        --  $         --  $         --  $         --
                                         ===========  ===========  ===========  ============  ============  ============
*SHARES ISSUED AND REDEEMED
  Class A:
    Sold...............................      630,256      845,064      610,878     1,222,125     1,427,349     1,821,611
    Issued for distributions
     reinvested........................           --       97,719       45,613            --            --       662,260
    Redeemed...........................     (364,219)    (265,776)    (187,193)   (2,243,476)   (1,215,191)   (1,367,038)
                                         -----------  -----------  -----------  ------------  ------------  ------------
    Net increase (decrease) in Class A
     shares outstanding................      266,037      677,007      469,298    (1,021,351)      212,158     1,116,833
                                         ===========  ===========  ===========  ============  ============  ============
  Class B:
    Sold...............................      116,697      147,503       92,935       231,857       234,967       287,155
    Issued for distributions
     reinvested........................           --       11,931        3,501            --            --        60,669
    Redeemed...........................      (44,116)     (29,310)     (11,554)     (242,807)     (113,798)      (87,818)
                                         -----------  -----------  -----------  ------------  ------------  ------------
    Net increase (decrease) in Class B
     shares outstanding................       72,581      130,124       84,882       (10,950)      121,169       260,006
                                         ===========  ===========  ===========  ============  ============  ============

                       See notes to financial statements

FIRST INVESTORS

-------------------------------------------------------
                                         FOCUSED EQUITY
                                         --------------
                                           3/22/99** TO
                                                9/30/99
---------------------------------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...........  $     (293,194)
Net realized gain on investments and
  foreign currency transactions........           6,594
Net unrealized appreciation
  (depreciation) of investments and
  foreign currency transactions........       2,479,505
                                         --------------
  Net increase (decrease) in net assets
    resulting from operations..........       2,192,905
                                         --------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income-Class A..........              --
Net investment income-Class B..........              --
Net realized gains-Class A.............              --
Net realized gains-Class B.............              --
                                         --------------
  Total distributions..................              --
                                         --------------
SHARE TRANSACTIONS*
  Class A:
    Proceeds from shares sold..........      58,525,759
    Reinvestment of distributions......              --
    Cost of shares redeemed............      (1,223,549)
                                         --------------
                                             57,302,210
                                         --------------
  Class B:
    Proceeds from shares sold..........      14,313,156
    Reinvestment of distributions......              --
    Cost of shares redeemed............        (494,783)
                                         --------------
                                             13,818,373
                                         --------------
    Net increase (decrease) from share
      transactions.....................      71,120,583
                                         --------------
      Net increase (decrease) in net
        assets.........................      73,313,488
NET ASSETS
  Beginning of period..................              --
                                         --------------
  End of period+.......................  $   73,313,488
                                         ==============
+Includes accumulated deficit in net
  investment income of.................  $           --
                                         ==============
*SHARES ISSUED AND REDEEMED
  Class A:
    Sold...............................       5,551,442
    Issued for distributions
      reinvested.......................              --
    Redeemed...........................        (112,550)
                                         --------------
    Net increase (decrease) in Class A
      shares outstanding...............       5,438,892
                                         ==============
  Class B:
    Sold...............................       1,349,781
    Issued for distributions
      reinvested.......................              --
    Redeemed...........................         (45,791)
                                         --------------
    Net increase in Class B shares
      outstanding......................       1,303,990
                                         ==============

** Commencement of operations

                       See notes to financial statements

---------------------------------------------------------------------------------
                                                          GLOBAL
                                         ----------------------------------------
                                           10/1/98 TO     1/1/98 TO     1/1/97 TO
                                              9/30/99       9/30/98      12/31/97
---------------------------------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income (loss)...........  $   (215,898) $    209,920  $  1,128,454
Net realized gain on investments and
  foreign currency transactions........    34,466,572     8,576,598    21,938,853
Net unrealized appreciation
  (depreciation) of investments and
  foreign currency transactions........    45,266,566   (11,823,004)   (1,723,731)
                                         ------------  ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations..........    79,517,240    (3,036,486)   21,343,576
                                         ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income-Class A..........      (122,828)           --    (1,053,231)
Net investment income-Class B..........            --            --            --
Net realized gains-Class A.............    (3,199,287)           --   (26,486,799)
Net realized gains-Class B.............      (150,049)           --    (1,019,942)
                                         ------------  ------------  ------------
  Total distributions..................    (3,472,164)           --   (28,559,972)
                                         ------------  ------------  ------------
SHARE TRANSACTIONS*
  Class A:
    Proceeds from shares sold..........    23,895,185    25,307,313    35,195,348
    Reinvestment of distributions......     3,187,812            --    27,005,495
    Cost of shares redeemed............   (44,619,545)  (38,607,860)  (41,510,319)
                                         ------------  ------------  ------------
                                          (17,536,548)  (13,300,547)   20,690,524
                                         ------------  ------------  ------------
  Class B:
    Proceeds from shares sold..........     4,851,361     3,446,279     5,760,337
    Reinvestment of distributions......       149,378            --     1,014,030
    Cost of shares redeemed............    (2,406,293)   (1,621,778)     (964,600)
                                         ------------  ------------  ------------
                                            2,594,446     1,824,501     5,809,767
                                         ------------  ------------  ------------
    Net increase (decrease) from share
     transactions......................   (14,942,102)  (11,476,046)   26,500,291
                                         ------------  ------------  ------------
      Net increase (decrease) in net
       assets..........................    61,102,974   (14,512,532)   19,283,895
NET ASSETS
  Beginning of period..................   273,203,552   287,716,084   268,432,189
                                         ------------  ------------  ------------
  End of period+.......................  $334,306,526  $273,203,552  $287,716,084
                                         ============  ============  ============
+Includes accumulated deficit in net
  investment income of.................  $         --  $    (22,880) $    (92,005)
                                         ============  ============  ============
*SHARES ISSUED AND REDEEMED
  Class A:
    Sold...............................     3,141,881     3,513,532     4,989,223
    Issued for distributions
     reinvested........................       462,757            --     4,213,026
    Redeemed...........................    (5,877,187)   (5,437,027)   (5,897,153)
                                         ------------  ------------  ------------
    Net increase (decrease) in Class A
     shares outstanding................    (2,272,549)   (1,923,495)    3,305,096
                                         ============  ============  ============
  Class B:
    Sold...............................       649,918       492,513       820,925
    Issued for distributions
     reinvested........................        22,262            --       160,702
    Redeemed...........................      (326,673)     (236,454)     (138,029)
                                         ------------  ------------  ------------
    Net increase in Class B shares
     outstanding.......................       345,507       256,059       843,598
                                         ============  ============  ============

** Commencement of operations

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES--First Investors Total Return Fund, First Investors Blue Chip Fund and First Investors Special Situations Fund, each a series of First Investors Series Fund ("Series Fund"), a Massachusetts business trust; First Investors Growth & Income Fund, First Investors Utilities Income Fund, First Investors Mid-Cap Opportunity Fund and First Investors Focused Equity Fund, each a series of First Investors Series Fund II, Inc. ("Series
Fund II"), a Maryland corporation; and First Investors Global Fund, Inc. ("Global Fund"), a Maryland corporation, are registered under the Investment Company Act of 1940 (the "1940 Act") as diversified, open-end management investment companies, with the exception of First Investors Focused Equity Fund, which is registered as a non-diversified investment company. Each fund accounts separately for the assets, liabilities, and operations of the fund. Series Fund offers two additional series which are not included in this report. The objective of each Fund is as follows:

TOTAL RETURN FUND seeks high, long-term total investment return consistent with moderate investment risk.

GROWTH & INCOME FUND seeks long-term growth of capital and current income.

BLUE CHIP FUND seeks high total investment return consistent with the preservation of capital.

UTILITIES INCOME FUND primarily seeks high current income and secondarily long-term capital appreciation.

MID-CAP OPPORTUNITY FUND seeks long-term capital growth.

SPECIAL SITUATIONS FUND seeks long-term growth of capital.

FOCUSED EQUITY FUND seeks capital appreciation.

GLOBAL FUND primarily seeks long-term capital growth and secondarily to earn a reasonable level of current income.

On March 19, 1998, the Boards of Directors/Trustees of the Series Fund, Series Fund II and Global Fund approved a change in the fiscal year-end of each of the above listed Funds to September 30 (with the exception of First Investors Focused Equity Fund, which commenced operations on March 22, 1999). Previously, the fiscal year-ends were December 31 for the Total Return Fund, Blue Chip Fund, Special Situations Fund and Global Fund, and October 31 for the Growth & Income Fund, Utilities Income Fund and Mid-Cap Opportunity Fund.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the particular Fund's officers in a manner specifically authorized by the Boards of Directors/Trustees. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes.

C. Distributions to Shareholders--Dividends from net investment income, if any, of Total Return Fund, Growth & Income Fund, Blue Chip Fund and Utilities Income Fund are declared and paid quarterly. Dividends from net investment income, if any, of Mid-Cap Opportunity Fund, Special Situations Fund, Focused Equity Fund and Global Fund are declared and paid annually. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales, post-October capital losses, net operating losses and foreign currency transactions.

D. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of Series Fund and Series Fund II are allocated among and charged to the assets of each Fund in the Series on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Repurchase Agreements--Securities pledged as collateral for repurchase agreements entered into by the Global Fund are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that Global Fund will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by Global Fund.

F. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Foreign Currency Translations--The accounting records of Global Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

Global Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions includes gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

H. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. For the year ended September 30, 1999, the Bank of New York, custodian for the Series Fund and Series Fund II, has provided total credits in the amount of $103,206 against custodian charges based on the uninvested cash balances of these Funds.

2. PURCHASES AND SALES OF SECURITIES--For the year ended September 30, 1999, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, repurchase agreements, short-term securities and foreign currencies) were as follows:

                                                                          Long-Term U.S.
                                                 Securities           Government Obligations
                                         --------------------------  ------------------------
                                              Cost of      Proceeds      Cost of     Proceeds
Fund                                        Purchases    from Sales    Purchases   from Sales
----                                     ------------  ------------  -----------  -----------
Total Return...........................  $ 94,632,538  $ 86,508,529  $36,366,651  $27,155,158
Growth & Income........................   525,690,408   423,230,685           --           --
Blue Chip..............................   521,737,262   475,255,222           --           --
Utilities Income.......................   119,064,207    98,236,005           --           --
Mid-Cap Opportunity....................    84,089,883    77,354,344           --           --
Special Situations.....................   253,257,872   266,584,674           --           --
Focused Equity.........................    95,781,445    29,107,003           --           --
Global.................................   281,947,333   296,363,562           --           --

At September 30, 1999, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                              Gross         Gross
                                            Aggregate    Unrealized    Unrealized  Net Unrealized
Fund                                             Cost  Appreciation  Depreciation    Appreciation
----                                     ------------  ------------  ------------  --------------
Total Return...........................  $ 93,623,565  $ 14,136,137  $  2,889,329  $   11,246,808
Growth & Income........................   360,391,887   108,209,366    10,662,744      97,546,622
Blue Chip..............................   397,301,831   164,014,136     8,941,870     155,072,266
Utilities Income.......................   138,368,330    32,630,367     6,223,367      26,407,000
Mid-Cap Opportunity....................    47,852,477    12,009,050     2,710,558       9,298,492
Special Situations.....................   166,616,667    50,530,379    10,801,380      39,728,999
Focused Equity.........................    70,946,880     5,407,466     3,193,806       2,213,660
Global.................................   266,248,270    79,557,863     7,391,391      72,166,472

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and directors/trustees of the Funds are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Funds' Individual Retirement Accounts. Directors/trustees of the

Funds who are not "interested persons" of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 1999, total directors/trustees fees accrued by the Funds amounted to $68,463.

The Investment Advisory Agreements provide as compensation to FIMCO, an annual fee, payable monthly, at the following rates:

TOTAL RETURN, BLUE CHIP, MID-CAP OPPORTUNITY AND SPECIAL SITUATIONS FUNDS--1% on the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. FIMCO has waived 25% of the 1% annual fee on the first $200 million of each Fund's average daily net assets for the year ended September 30, 1999.

GROWTH & INCOME, UTILITIES INCOME AND FOCUSED EQUITY FUNDS--.75% on the first $300 million of each Fund's average daily net assets, .72% on the next $200 million, .69% on the next $250 million and .66% on average daily net assets over $750 million.

FIMCO, pursuant to an expense limitation agreement, has agreed to reimburse the Focused Equity Fund for organizational expense and expenses incurred during the fiscal year ending September 30, 1999, to the extent necessary to limit the Focused Equity Fund's total expenses to 1.75% of the average daily net assets on the Class A shares and 2.45% of the average daily net assets on the Class B shares. FIMCO and the Focused Equity Fund have agreed that any expenses of the Focused Equity Fund reimbursed by FIMCO pursuant to this agreement shall be repaid to FIMCO by the Focused Equity Fund in the first, second, or third (or all) fiscal years following the year ending September 30, 1999, if the total expenses of the Focused Equity Fund for such year or years do not exceed 1.75% of the average daily net assets on Class A shares and 2.45% of the average daily net assets on Class B shares or any lower expense limitations to which FIMCO may otherwise agree. At September 30, 1999 the total organizational expenses and expenses incurred in excess of the above stated limitations was $99,161. This amount is subject to recapture by FIMCO from the Focused Equity Fund based on the parameters discussed above.

GLOBAL FUND--1% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .91% on average daily net assets over $750 million.

For the year ended September 30, 1999, total advisory fees accrued to FIMCO by the Funds were $15,482,718 of which $1,351,913 was waived. In addition, FIMCO assumed $41,267 of the Focused Equity Fund's expenses.

For the year ended September 30, 1999, FIC, as underwriter, received $12,961,557 in commissions from the sale of shares of the Funds, after allowing $48,035 to other dealers. Shareholder servicing costs included $3,089,851 in transfer agent fees accrued to ADM and $1,097,049 in IRA custodian fees accrued to FFS.

Pursuant to distribution plans adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 1999, total distribution plan fees accrued to FIC by the Funds amounted to $6,740,710.

Wellington Management Company, LLP ("Wellington") serves as investment subadviser to Global Fund. Arnhold and S. Bleichroeder, Inc. serves as investment subadviser to Focused Equity Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. FORWARD CURRENCY CONTRACTS--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When Global Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Global Fund had the following forward currency contracts outstanding at September 30, 1999:

Contracts to Buy                                                     Unrealized
Foreign Currency                 In Exchange for   Settlement Date   Gain (Loss)
------------------------------   ---------------   ---------------   -----------
    554,450  British Pounds      U.S.  $913,124        10/1/99       U.S. $2,218
  1,079,229  Euro                     1,149,375        10/5/99            (1,494)
114,428,622  Japanese Yen             1,074,750        10/5/99            (8,506)
    523,353  British Pounds             861,912        10/7/99               256
    904,405  Euro                       963,189        10/7/99            (1,404)
                                 --------------                      -----------
                                     $4,962,350                          $(8,930)
                                 --------------                      -----------

Contracts to Sell                                                     Unrealized
Foreign Currency                  In Exchange for   Settlement Date   Gain (Loss)
-------------------------------   ---------------   ---------------   -----------
 38,458,473  Japanese Yen         U.S.  $361,214        10/1/99       U.S. $1,260
      5,589  Hong Kong Dollars               719        10/5/99                --
    232,491  Euro                        247,603       10/29/99            (1,748)
                                  --------------                      -----------
                                        $609,536                            $(488)
                                  --------------                      -----------
    Unrealized Loss on Forward Currency Contracts                         $(9,418)
                                                                      ===========

5. CAPITAL--Each Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Series Fund has established an unlimited number of shares of beneficial interest for both Class A and Class B shares. Of the 100,000,000 shares originally designated to each Fund, Series Fund II has classified 50,000,000 shares as Class A and 50,000,000 shares as Class B for each Fund. Of the 100,000,000 Global Fund shares originally authorized, the Fund has designated 65,000,000 shares as Class A and 35,000,000 shares as Class B.

6. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At September 30, 1999, Total Return Fund held one 144A security with a value of $905,000. The security represents 0.9% of the Fund's net assets and is valued as set forth in Note 1A.

7. COMMENCEMENT OF OPERATIONS--The Focused Equity Fund commenced operations on March 22, 1999.

8. SUBSEQUENT EVENTS--The following Funds declared per share distributions of net realized capital gains to shareholders of record as of October 29, 1999, payable November 10, 1999: Total Return Fund $0.402, Growth & Income Fund $1.549, Blue Chip Fund, $1.649, Utilities Income Fund, $0.599, Mid-Cap Opportunity Fund, $2.279, Special Situations Fund, $1.206 and Global Fund, $0.889.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 -----------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE           NET    UNREALIZED               ----------------------
                 ---------    INVESTMENT   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING        INCOME            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                 OF PERIOD        (LOSS)   INVESTMENTS   OPERATIONS       INCOME       GAIN  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
CLASS A
1994(h)........  $   11.88  $        .21  $       (.62) $      (.41) $       .19  $     .39  $         .58
1995(h)........      10.89           .39          2.50         2.89          .37        .44            .81
1996(h)........      12.97           .39           .97         1.36          .41       1.12           1.53
1997(h)........      12.80           .26          2.04         2.30          .28       1.08           1.36
1998(a)........      13.74           .23           .43          .66          .13         --            .13
1999(f)........      14.27           .29          1.26         1.55          .30       1.18           1.48
CLASS B
1995(b)........  $   10.90  $        .25  $       2.54  $      2.79  $       .33  $     .44  $         .77
1996(h)........      12.92           .32           .94         1.26          .34       1.12           1.46
1997(h)........      12.72           .21          1.97         2.18          .19       1.08           1.27
1998(a)........      13.63           .17           .41          .58          .08         --            .08
1999(f)........      14.13           .21          1.22         1.43          .21       1.18           1.39
----------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
CLASS A
1994(d)........  $    6.56  $        .13  $        .11  $       .24  $       .11  $      --  $         .11
1995(d)........       6.69           .16          1.13         1.29          .17         --            .17
1996(d)........       7.81           .10          1.60         1.70          .12         --            .12
1997(d)........       9.39           .06          2.36         2.42          .06        .16            .22
1998(c)........      11.59           .05           .97         1.02          .03        .27            .30
1999(f)........      12.31           .04          2.88         2.92          .05         --            .05
CLASS B
1995(e)........  $    6.43  $        .08  $       1.38  $      1.46  $       .11  $      --  $         .11
1996(d)........       7.78           .07          1.55         1.62          .07         --            .07
1997(d)........       9.33            --          2.32         2.32          .01        .16            .17
1998(c)........      11.48          (.01)          .94          .93           --        .27            .27
1999(f)........      12.14          (.04)         2.80         2.76           --         --             --
----------------------------------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

------------------------------------------------------------------------------------------------------------
                                           R A T I O S  /  S U P P L E M E N T A L   D A T A
                            --------------------------------------------------------------------------------
                 ---------
                                                                           RATIO TO AVERAGE NET
                                                     RATIO TO AVERAGE     ASSETS BEFORE EXPENSES
                                             NET       NET ASSETS++          WAIVED OR ASSUMED
                 NET ASSET                ASSETS  ----------------------  -----------------------
                     VALUE      TOTAL     END OF                     NET                      NET  PORTFOLIO
                 ---------     RETURN     PERIOD              INVESTMENT               INVESTMENT   TURNOVER
                       END          *        (IN    EXPENSES      INCOME    EXPENSES       INCOME       RATE
                 OF PERIOD        (%)  MILLIONS)         (%)         (%)         (%)          (%)        (%)
------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
CLASS A
1994(h)........  $   10.89      (3.45) $      51        1.63        1.91        1.88         1.66        124
1995(h)........      12.97      26.71         55        1.58        3.08        1.83         2.83        135
1996(h)........      12.80      10.62         57        1.53        2.93        1.78         2.68        146
1997(h)........      13.74      18.08         67        1.49        1.94        1.74         1.69        149
1998(a)........      14.27       4.76         73        1.42+       2.15+       1.65+        1.92+       111
1999(f)........      14.34      11.50         92        1.40        2.08        1.63         1.85        127
CLASS B
1995(b)........  $   12.92      25.74  $      .3        2.41+       2.24+       2.67+        1.98+       135
1996(h)........      12.72       9.86          1        2.32        2.14        2.49         1.97        146
1997(h)........      13.63      17.24          3        2.19        1.24        2.44          .99        149
1998(a)........      14.13       4.25          4        2.12+       1.45+       2.35+        1.22+       111
1999(f)........      14.17      10.72          9        2.10        1.38        2.33         1.15        127
------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
CLASS A
1994(d)........  $    6.69       3.67  $      34         .67        2.26        1.83         1.11          6
1995(d)........       7.81      19.51         63         .98        2.34        1.59         1.74         19
1996(d)........       9.39      21.82        112        1.31        1.20        1.49         1.02         25
1997(d)........      11.59      26.20        194        1.39         .55        1.43          .51         28
1998(c)........      12.31       8.84        258        1.39+        .47+        N/A          N/A         36
1999(f)........      15.18      23.75        378        1.36         .29         N/A          N/A        112
CLASS B
1995(e)........  $    7.78      22.73  $       4        1.90+       2.23+       2.61+        1.52+        19
1996(d)........       9.33      20.92         12        2.03         .48        2.19          .31         25
1997(d)........      11.48      25.23         27        2.09        (.15)       2.13         (.19)        28
1998(c)........      12.14       8.19         43        2.09+       (.23)+        N/A         N/A         36
1999(f)........      14.90      22.77         77        2.06        (.41)        N/A          N/A        112
------------------------------------------------------------------------------------------------------------

FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 ------------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE           NET    UNREALIZED               ----------------------
                 ---------    INVESTMENT   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING        INCOME            ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                 OF PERIOD        (LOSS)   INVESTMENTS   OPERATIONS       INCOME       GAIN   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
CLASS A
1994(h)........  $   15.58  $        .11  $       (.58) $      (.47) $       .09  $    1.56  $         1.65
1995(h)........      13.46           .19          4.37         4.56          .20        .60             .80
1996(h)........      17.22           .14          3.39         3.53          .17       1.11            1.28
1997(h)........      19.47           .09          4.98         5.07          .08       1.62            1.70
1998(a)........      22.84           .04          (.39)        (.35)         .03         --             .03
1999(f)........      22.46            --          5.46         5.46          .02        .75             .77
CLASS B
1995(b)........  $   13.51  $        .10  $       4.31  $      4.41  $       .16  $     .60  $          .76
1996(h)........      17.16           .06          3.32         3.38          .06       1.11            1.17
1997(h)........      19.37          (.03)         4.91         4.88           --       1.62            1.62
1998(a)........      22.63          (.06)         (.42)        (.48)          --         --              --
1999(f)........      22.15          (.14)         5.35         5.21           --        .75             .75
-----------------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
CLASS A
1994(d)........  $    5.92  $        .24  $       (.84) $      (.60) $       .23  $     .01  $          .24
1995(d)........       5.08           .23           .83         1.06          .24         --             .24
1996(d)........       5.90           .21           .52          .73          .22         --             .22
1997(d)........       6.41           .20           .61          .81          .19         --             .19
1998(c)........       7.03           .14           .96         1.10          .14        .37             .51
1999(f)........       7.62           .13           .74          .87          .13        .37             .50
CLASS B
1995(e)........  $    4.95  $        .14  $        .93  $      1.07  $       .16  $      --  $          .16
1996(d)........       5.86           .18           .49          .67          .18         --             .18
1997(d)........       6.35           .15           .61          .76          .15         --             .15
1998(c)........       6.96           .10           .94         1.04          .10        .37             .47
1999(f)........       7.53           .08           .72          .80          .08        .37             .45
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                              R A T I O S  /  S U P P L E M E N T A L   D A T A
                             ------------------------------------------------------------------------------------
                 ---------
                                                                              RATIO TO AVERAGE NET
                                                       RATIO TO AVERAGE      ASSETS BEFORE EXPENSES
                                               NET       NET ASSETS++           WAIVED OR ASSUMED
                 NET ASSET                  ASSETS  ----------------------   -----------------------
                     VALUE        TOTAL     END OF                     NET                       NET    PORTFOLIO
                 ---------       RETURN     PERIOD              INVESTMENT                INVESTMENT     TURNOVER
                       END            *        (IN   EXPENSES       INCOME     EXPENSES       INCOME         RATE
                 OF PERIOD          (%)  MILLIONS)        (%)          (%)          (%)          (%)          (%)
-----------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
CLASS A
1994(h)........  $   13.46        (3.02) $     124       1.54          .80         1.79          .55           82
1995(h)........      17.22        34.01        170       1.49         1.23         1.74          .98           25
1996(h)........      19.47        20.55        240       1.44          .78         1.67          .55           45
1997(h)........      22.84        26.05        351       1.39          .40         1.64          .15           63
1998(a)........      22.46        (1.55)       368       1.37+         .23+        1.47+         .13+          71
1999(f)........      27.15        24.88        471       1.32          .01         1.41         (.08)          97
CLASS B
1995(b)........  $   17.16        32.76  $       5       2.20+         .52+        2.46+         .26+          25
1996(h)........      19.37        19.71         17       2.22           --         2.37         (.16)          45
1997(h)........      22.63        25.19         37       2.09         (.30)        2.34         (.55)          63
1998(a)........      22.15        (2.12)        47       2.07+        (.47)+       2.17+        (.57)+         71
1999(f)........      26.61        24.07         70       2.02         (.69)        2.11         (.78)          97
-----------------------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
CLASS A
1994(d)........  $    5.08       (10.15) $      63        .80         4.59         1.59         3.80           58
1995(d)........       5.90        21.35         84       1.04         4.37         1.57         3.84           16
1996(d)........       6.41        12.45        104       1.20         3.49         1.49         3.19           38
1997(d)........       7.03        12.86        102       1.40         2.98         1.48         2.90           60
1998(c)........       7.62        16.05        123       1.43+        2.10+         N/A          N/A           83
1999(f)........       7.99        11.99        145       1.37         1.69          N/A          N/A           65
CLASS B
1995(e)........  $    5.86        21.99  $       3       1.82+        4.93+        2.53+        4.21+          16
1996(d)........       6.35        11.61          8       1.91         2.77         2.28         2.40           38
1997(d)........       6.96        12.08          9       2.10         2.28         2.18         2.20           60
1998(c)........       7.53        15.38         14       2.13+        1.40+         N/A          N/A           83
1999(f)........       7.88        11.13         21       2.07          .99          N/A          N/A           65
-----------------------------------------------------------------------------------------------------------------

FIRST INVESTORS

----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 -----------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE           NET    UNREALIZED               ----------------------
                 ---------    INVESTMENT   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING        INCOME            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                 OF PERIOD        (LOSS)   INVESTMENTS   OPERATIONS       INCOME       GAIN  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND**
CLASS A
1994(d)........  $   12.15  $        .08  $       (.33) $      (.25) $       .12  $      --  $         .12
1995(d)........      11.78           .08          2.80         2.88          .08         --            .08
1996(d)........      14.58           .04          1.57         1.61          .06        .84            .90
1997(d)........      15.29          (.03)         4.02         3.99          .04        .68            .72
1998(c)........      18.56          (.03)        (2.82)       (2.85)          --       1.18           1.18
1999(f)........      14.53          (.13)         6.62         6.49           --         --             --
CLASS B
1995(e)........  $   12.03  $       (.01) $       2.49  $      2.48  $        --  $      --  $          --
1996(d)........      14.51           .01          1.47         1.48          .05        .84            .89
1997(d)........      15.10          (.08)         3.89         3.81           --        .68            .68
1998(c)........      18.23          (.12)        (2.76)       (2.88)          --       1.18           1.18
1999(f)........      14.17          (.23)         6.41         6.18           --         --             --
----------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
CLASS A
1994(h)........  $   18.00  $       (.04) $       (.62) $      (.66) $        --  $     .91  $         .91
1995(h)........      16.43          (.01)         3.94         3.93           --        .73            .73
1996(h)........      19.63          (.01)         2.28         2.27           --       1.17           1.17
1997(h)........      20.73          (.09)         3.44         3.35           --       1.90           1.90
1998(a)........      22.18          (.05)        (4.30)       (4.35)          --         --             --
1999(f)........      17.83          (.22)         5.79         5.57           --         --             --
CLASS B
1995(b)........  $   16.40  $       (.01) $       3.85  $      3.84  $        --  $     .73  $         .73
1996(h)........      19.51          (.14)         2.25         2.11           --       1.17           1.17
1997(h)........      20.45          (.15)         3.29         3.14           --       1.90           1.90
1998(a)........      21.69          (.13)        (4.22)       (4.35)          --         --             --
1999(f)........      17.34          (.36)         5.64         5.28           --         --             --
----------------------------------------------------------------------------------------------------------
FOCUSED EQUITY FUND
CLASS A
1999(g)........  $   10.00  $       (.04) $        .92  $       .88  $        --  $      --  $          --
CLASS B
1999(g)........  $   10.00  $       (.06) $        .90  $       .84  $        --  $      --  $          --
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                  R A T I O S  /  S U P P L E M E N T A L   D A T A
                            ----------------------------------------------------------------------------------------------
                 ---------
                                                                                      RATIO TO AVERAGE NET
                                                           RATIO TO AVERAGE          ASSETS BEFORE EXPENSES
                                                  NET        NET ASSETS++              WAIVED OR ASSUMED
                 NET ASSET                     ASSETS  -------------------------   --------------------------
                     VALUE           TOTAL     END OF                        NET                          NET    PORTFOLIO
                 ---------          RETURN     PERIOD                 INVESTMENT                   INVESTMENT     TURNOVER
                       END               *        (IN    EXPENSES         INCOME     EXPENSES          INCOME         RATE
                 OF PERIOD             (%)  MILLIONS)         (%)            (%)          (%)             (%)          (%)
--------------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND**
CLASS A
1994(d)........  $   11.78           (2.05) $       8         .90            .45         2.32            (.97)          29
1995(d)........      14.58           24.59          9        1.34            .48         2.36            (.55)         106
1996(d)........      15.29           11.64         14        1.57            .36         2.15            (.21)         118
1997(d)........      18.56           27.09         26        1.50           (.21)        1.94            (.65)          90
1998(c)........      14.53          (16.42)        30        1.50+          (.25)+       1.89+           (.64)+        102
1999(f)........      21.02           44.67         50        1.50           (.69)        1.77            (.96)         171
CLASS B
1995(e)........  $   14.51           20.62  $      .3        2.29+          (.03)+       3.79+          (1.53)+        106
1996(d)........      15.10           10.80          1        2.30           (.37)        3.03           (1.10)         118
1997(d)........      18.23           26.17          3        2.20           (.91)        2.64           (1.35)          90
1998(c)........      14.17          (16.91)         4        2.20+          (.95)+       2.59+          (1.34)+        102
1999(f)........      20.35           43.61          7        2.20          (1.39)        2.47           (1.66)         171
--------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
CLASS A
1994(h)........  $   16.43           (3.66) $      90        1.65           (.26)        1.90            (.51)          53
1995(h)........      19.63           23.92        125        1.60           (.08)        1.85            (.33)          80
1996(h)........      20.73           11.56        158        1.59           (.13)        1.84            (.38)          99
1997(h)........      22.18           16.15        194        1.53           (.45)        1.78            (.70)          84
1998(a)........      17.83          (19.61)       160        1.53+          (.32)+       1.75+           (.54)+         70
1999(f)........      23.40           31.24        186        1.53           (.97)        1.76           (1.20)         132
CLASS B
1995(b)........  $   19.51           23.42  $       5        2.33+          (.81)+       2.59+          (1.07)+         80
1996(h)........      20.45           10.81         10        2.38           (.92)        2.55           (1.09)          99
1997(h)........      21.69           15.34         17        2.23          (1.15)        2.48           (1.40)          84
1998(a)........      17.34          (20.06)        15        2.23+         (1.02)+       2.45+          (1.24)+         70
1999(f)........      22.62           30.45         20        2.23          (1.67)        2.46           (1.90)         132
--------------------------------------------------------------------------------------------------------------------------
FOCUSED EQUITY FUND
CLASS A
1999(g)........  $   10.88            8.80  $      59        1.75+          (.93)+       1.90+          (1.08)+         57
CLASS B
1999(g)........  $   10.84            8.40  $      14        2.45+         (1.63)+       2.60+          (1.78)+         57
--------------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS

----------------------------------------------------------------------------------------------------------
                                                P E R   S H A R E   D A T A
                 -----------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS
                            ---------------------------------------
                                          NET REALIZED                 LESS DISTRIBUTIONS
                 NET ASSET                         AND                        FROM
                     VALUE           NET    UNREALIZED               ----------------------
                 ---------    INVESTMENT   GAIN (LOSS)   TOTAL FROM          NET        NET
                 BEGINNING        INCOME            ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                 OF PERIOD        (LOSS)   INVESTMENTS   OPERATIONS       INCOME       GAIN  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
GLOBAL FUND
CLASS A
1994(h)........  $    6.27  $        .03  $       (.27) $      (.24) $       .03  $     .16  $         .19
1995(h)........       5.84           .03          1.01         1.04          .04        .27            .31
1996(h)........       6.57           .04           .91          .95          .04        .89            .93
1997(h)........       6.59           .03           .50          .53          .03        .68            .71
1998(a)........       6.41           .01          (.09)        (.08)          --         --             --
1999(f)........       6.33            --          1.86         1.86           --        .08            .08
----------------------------------------------------------------------------------------------------------
CLASS B
1995(b)........  $    5.76  $        .03  $       1.05  $      1.08  $       .03  $     .27  $         .30
1996(h)........       6.54          (.01)          .88          .87          .02        .88            .90
1997(h)........       6.51          (.01)          .49          .48           --        .68            .68
1998(a)........       6.31          (.03)         (.09)        (.12)          --         --             --
1999(f)........       6.19          (.04)         1.81         1.77           --        .08            .08
----------------------------------------------------------------------------------------------------------

+ Annualized
++ Net of expenses waived or assumed by the investment adviser (Note 3).
* Calculated without sales charges.
**Prior to February 15, 1996, known as Made In The U.S.A. Fund, and prior to
  December 31, 1997, known as U.S.A. Mid-Cap Opportunity Fund.
(a) For the period January 1, 1998 to September 30, 1998.
(b) For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(c) For the period November 1, 1997 to September 30, 1998.
(d) For the fiscal year ended October 31.
(e) For the period January 12, 1995 (date Class B shares first offered) to October 31, 1995.
(f) For the period October 1, 1998 to September 30, 1999.
(g) For the period March 22, 1999 (commencement of operations) to September 30, 1999.
(h) For the calendar year ended December 31.

                       See notes to financial statements

------------------------------------------------------------------------------------------------------------------
                                              R A T I O S  /  S U P P L E M E N T A L   D A T A
                            --------------------------------------------------------------------------------------
                 ---------
                                                                                  RATIO TO AVERAGE NET
                                                                                      ASSETS BEFORE
                                                          RATIO TO AVERAGE              EXPENSES
                                                 NET        NET ASSETS++            WAIVED OR ASSUMED
                 NET ASSET                    ASSETS  ------------------------    ---------------------
                     VALUE          TOTAL     END OF                       NET                      NET  PORTFOLIO
                 ---------         RETURN     PERIOD                INVESTMENT               INVESTMENT   TURNOVER
                       END              *        (IN  EXPENSES          INCOME    EXPENSES       INCOME       RATE
                 OF PERIOD            (%)  MILLIONS)       (%)             (%)         (%)          (%)        (%)
------------------------------------------------------------------------------------------------------------------
GLOBAL FUND
CLASS A
1994(h)........  $    5.84          (3.78) $     214      1.84             .45         N/A          N/A         56
1995(h)........       6.57          17.83        228      1.83             .55         N/A          N/A         47
1996(h)........       6.59          14.43        263      1.83             .50         N/A          N/A         73
1997(h)........       6.41           7.98        277      1.82             .41         N/A          N/A         70
1998(a)........       6.33          (1.25)       261      1.82+            .12+        N/A          N/A         82
1999(f)........       8.11          29.63        316      1.72            (.03)        N/A          N/A         92
------------------------------------------------------------------------------------------------------------------
CLASS B
1995(b)........  $    6.54          18.80  $       1      2.56+           (.19)+       N/A          N/A         47
1996(h)........       6.51          13.33          5      2.54            (.21)        N/A          N/A         73
1997(h)........       6.31           7.36         10      2.52            (.29)        N/A          N/A         70
1998(a)........       6.19          (1.90)        12      2.52+           (.58)+       N/A          N/A         82
1999(f)........       7.88          28.78         18      2.42            (.73)        N/A          N/A         92
------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees/Directors of First Investors Series Fund
First Investors Series Fund II, Inc.
First Investors Global Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Blue Chip Fund, Special Situations Fund and Total Return Fund (each a series of First Investors Series Fund), the Focused Equity Fund, Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund (each a series of First Investors Series Fund II, Inc.), and First Investors Global Fund, Inc. as of September 30, 1999, the related statement of operations for the year or period then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip Fund, Special Situations Fund, Total Return Fund, Focused Equity Fund, Growth & Income Fund, Mid-Cap Opportunity Fund, Utilities Income Fund, and Global Fund at September 30, 1999, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 29, 1999

FIRST INVESTORS EQUITY FUNDS

DIRECTORS
-------------------------------

JAMES J. COY (Emeritus)

GLENN O. HEAD

KATHRYN S. HEAD

LARRY R. LAVOIE

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------

GLENN O. HEAD
President

DENNIS T. FITZPATRICK
Vice President

NANCY W. JONES
Vice President

PATRICIA D. POITRA
Vice President

CLARK D. WAGNER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

MARK S. SPENCER
Assistant Treasurer

FIRST INVESTORS EQUITY FUNDS

SHAREHOLDER INFORMATION
---------------------------------------

INVESTMENT ADVISER
FIRST INVESTORS MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

SUBADVISER (Focused Equity Fund only)
ARNHOLD AND S. BLEICHROEDER, INC.
1345 Avenue of the Americas
New York, NY 10105

SUBADVISER (Global Fund only)
WELLINGTON MANAGEMENT COMPANY, LLP
75 State Street
Boston, MA 02109

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

CUSTODIAN (Global Fund only)
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Funds' practice to mail only one copy of the annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Funds' prospectus.

NOTES

NOTES

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